UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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RIM SEMICONDUCTOR COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RIM SEMICONDUCTOR COMPANY
305 NE 102nd Avenue, Suite 105
Portland, Oregon 97220

April 2, 2007

Dear Shareholder:

I am pleased to invite you to Rim Semiconductor Company’s 2007 Annual Meeting of Shareholders.  The meeting will be held at 11:00 a.m. on Wednesday, May 2, 2007 at the RiverPlace Hotel in Portland, Oregon.

At the meeting, you and the other shareholders will be asked to (1) elect directors; (2) ratify the appointment of Marcum & Kliegman LLP as our independent registered public accounting firm for the current fiscal year; (3) approve our 2003 Consultant Stock Plan; and (4) approve our 2006 Stock Incentive Plan.

You will also have the opportunity to hear what has happened in our business in the past year and to ask questions.  You will find other detailed information about our operations, including our audited financial statements, in the enclosed annual report.

Your vote is very important.  We encourage you to read this proxy statement and vote your shares as soon as possible.  A return envelope for your proxy card is enclosed for convenience.  You also may have the option of voting by using a toll-free telephone number.  Instructions for using this service is included on the proxy card.

Thank you for your continued support of Rim Semiconductor Company.  We look forward to seeing you on May 2nd.

Very truly yours,

Brad Ketch
President and Chief Executive Officer

RIM SEMICONDUCTOR COMPANY
305 NE 102nd Avenue, Suite 105
Portland, Oregon 97220

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 2, 2007

Notice is hereby given that Rim Semiconductor Company (“Rim Semiconductor”) will hold its 2007 Annual Meeting of Shareholders at 11:00 a.m. on Wednesday, May 2, 2007 at the RiverPlace Hotel, 1510 S.W. Harbor Way, Portland, Oregon 97201.

We are holding this meeting:

•                                         To elect five directors to serve until the 2008 Annual Meeting of Shareholders and their successors are elected and qualified;

•                                         To ratify the appointment of Marcum & Kliegman LLP as our independent registered public accounting firm;

•                                         To approve our 2003 Consultant Stock Plan;

•                                         To approve our 2006 Stock Incentive Plan; and

•                                         To transact any other business that properly comes before the meeting.

Your Board of Directors recommends that you vote in favor of each of the proposals outlined in this proxy statement.

Your Board of Directors has selected March 9, 2007 as the record date for determining shareholders entitled to vote at the meeting.  A list of shareholders on that date will be available for inspection at our corporate headquarters, 305 NE 102nd Avenue, Suite 105, Portland, Oregon 97220, for at least ten days before the meeting.  The list also will be available for inspection at the meeting.

This notice of annual meeting, proxy statement, proxy and our 2006 Annual Report to Shareholders are being mailed to shareholders on or about April 2, 2007.

Brad Ketch
President and Chief Executive Officer

i

APPENDIX A — RIM SEMICONDUCTOR COMPANY AUDIT COMMITTEE CHARTER

APPENDIX B — 2003 CONSULTANT STOCK PLAN

APPENDIX C — 2006 STOCK INCENTIVE PLAN

ii

QUESTIONS & ANSWERS

1.     What is a proxy?

It is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. Brad Ketch and Ray Willenberg, Jr. have been designated as proxies for the 2007 Annual Meeting of Shareholders.

2.                 What is the record date and what does it mean?

The record date for the 2007 Annual Meeting of Shareholders is March 9, 2007. The record date is established by the Board of Directors. Shareholders of record (registered shareholders and street name holders) at the close of business on the record date are entitled to:

(a)            receive notice of the meeting; and

(b)           vote at the meeting and any adjournments or postponements of the meeting.

3.               What is the difference between a registered shareholder and a shareholder who holds stock in street name?

If your shares of stock are registered in your name on the books and records of our transfer agent, you are a registered shareholder. If your shares of stock are held for you in the name of your broker or bank, your shares are held in street name. The answer to Question 10 describes brokers’ discretionary voting authority and when your bank or broker is permitted to vote your shares of stock without instructions from you.

4.               What are the different methods that I can use to vote my shares?

(a)        In Writing: All shareholders of record can vote by mailing in their completed proxy card (in the case of registered shareholders) or their completed vote instruction form (in the case of street name holders).

(b)        By Telephone: All registered shareholders of record also can vote their shares of common stock by touchtone telephone from the United States and Canada, using the toll-free telephone number on the proxy card. Street name holders of record may vote by telephone if their banks or brokers make those methods available. If that is the case, each bank or broker will enclose instructions with the proxy statement. The telephone voting procedures, including the use of control numbers, are designed to authenticate shareholders’ identities, to allow shareholders to vote their shares, and to confirm that their instructions have been properly recorded. If you vote by telephone, your vote must be received by 11:59 p.m., Eastern Time on May 1, 2007, the day before the meeting. Your shares will be voted as you indicate.

(c)         In Person: All shareholders may vote in person at the meeting (unless they are street name holders without a legal proxy).

5.                 Who is entitled to vote?

Only those who owned Rim Semiconductor’s common stock at the close of business on March 9, 2007 (the record date for the Annual Meeting) can vote. If you owned common stock on the record date, you have one vote per share for each matter presented at the Annual Meeting.

6.                 What am I voting on?

Four items: (1) the election of Brad Ketch, Ray Willenberg, Jr., Thomas J. Cooper, Jack L. Peckham and “David” Boon Tiong Tan to our Board of Directors; (2) the ratification of Marcum & Kliegman LLP as our independent registered public accounting firm for the current fiscal year; (3) the approval of our 2003 Consultant Stock Plan; and (4) the approval of our 2006 Stock Incentive Plan.

7.                 Who is soliciting my proxy?

We, the Board of Directors of Rim Semiconductor, are sending you this proxy statement in connection with our solicitation of proxies for use at the Annual Meeting.  Certain directors, officers and employees of Rim Semiconductor also may solicit proxies on our behalf by mail, phone, fax or in person.

8.                 Who is paying for this solicitation?

Rim Semiconductor will pay for this solicitation of proxies. Rim Semiconductor also will reimburse banks, brokers, custodians, nominees and fiduciaries for their reasonable charges and expenses in forwarding our proxy materials to the beneficial owners of Rim Semiconductor common stock.

9.                 How can I revoke a proxy?

Giving a proxy will not affect your right to vote your shares if you attend the Annual Meeting and want to vote in person — by voting you automatically revoke your proxy. You also may revoke your proxy at any time before the voting by giving the Secretary of Rim Semiconductor written notice of your revocation or by submitting a later-dated proxy.

10.          Will my shares be voted if I do not provide my proxy?

Your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority under New York Stock Exchange rules to vote shares for which their customers do not provide voting instructions on certain “routine” matters.

The election of directors and the ratification of the selection of Marcum & Kliegman LLP as the independent registered public accounting firm of the Company are considered routine matters for which brokerage firms may vote unvoted shares. The other proposals to be voted on at our meeting are not considered “routine” under New York Stock Exchange rules. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a broker non-vote.

11.          How will my proxy be voted if I do not specify a choice for a matter when returning a proxy?

If you return your proxy card but do not mark your voting preference, the individuals named as proxies will vote your shares FOR the election of the five nominees for director named in this proxy statement, FOR ratification of Marcum & Kliegman LLP as our independent registered public accounting firm, FOR the approval of our 2003 Consultant Stock Plan; and FOR the approval of our 2006 Stock Incentive Plan.

12.          What constitutes a quorum?

Voting can take place at the Annual Meeting only if shareholders owning shares representing a majority of the total number of votes entitled to be cast are present in person or represented by effective proxies.  On the record date, there were 425,095,898 shares of our Common stock outstanding.

Both abstentions and broker non-votes are counted as present for purposes of establishing the quorum necessary for the meeting to proceed.

13. What vote of the shareholders will result in the matters being passed?

Election of Directors. Director nominees need the affirmative vote of holders of a plurality of the shares represented in person or by proxy at the Meeting to be elected.  The five nominees receiving the greatest number of votes at the Meeting will be deemed to have received a plurality of the voting power present.  Neither abstentions nor broker non-votes will have any effect on the election of directors.

Ratification of Independent Registered Public Accounting Firm. To ratify the appointment of Marcum & Kliegman LLP as our independent registered public accounting firm for the current fiscal year, the number of shares voting FOR the matter must exceed the number of shares voting AGAINST it.  Neither abstentions nor broker non-votes will have any effect on the vote.

Approval of our 2003 Consultant Stock Plan.  To approve this item, the number of shares voting FOR the matter must exceed the number of shares voting AGAINST it.  Neither abstentions nor broker non-votes will have any effect on the vote.

Approval of our 2006 Stock Incentive Plan.  To approve this item, the number of shares voting FOR the matter must exceed the number of shares voting AGAINST it.  Neither abstentions nor broker non-votes will have any effect on the vote.

14.          How does the Board recommend that I vote on the matters proposed?

The Board of Directors of Rim Semiconductor unanimously recommends that shareholders vote FOR each of the proposals submitted at this year’s Annual Meeting.

15.          Will there be other matters proposed at the Annual Meeting?

Rim Semiconductor’s bylaws limit the matters presented at the Annual Meeting to those in the notice of the meeting (or any supplement), those otherwise properly presented by the Board of Directors and those presented by shareholders so long as the shareholder complies with certain advance notice requirements.  Please refer to the section of this proxy statement captioned “Annual Meeting Advance Notice Requirements” for a description of these requirements.  We do not expect any other matter to come before the Annual Meeting.  However, if any other matter is presented, your signed proxy gives the individuals named as proxies authority to vote your shares in their discretion.

INFORMATION CONCERNING OUR BOARD OF DIRECTORS

The primary responsibility of the Board of Directors is to foster the long-term success of the Company, consistent with its fiduciary duty to the shareholders.  The Board has responsibility for establishing broad corporate policies, setting strategic direction and overseeing management, which is responsible for the day-to-day operations of the Company.  In fulfilling this role, each director must exercise his good faith business judgment of the best interests of the Company.

The Board holds an annual organizational meeting immediately following the Annual Meeting of Shareholders.  All Board members are expected to attend our Annual Meeting, unless an emergency prevents them from doing so.  At our 2006 Annual Meeting, all members of the Board were present.

The Board of Directors met four times during the fiscal year ended October 31, 2006.  Each director who served during the 2006 fiscal year attended 100% of the meetings of the Board and of committees of the Board of which he was a member.  A number of actions were taken by unanimous consent in lieu of a meeting during the fiscal year ended October 31, 2006.  In addition to regularly scheduled meetings, a number of directors were involved in numerous informal meetings with management, offering valuable advice and suggestions on a broad range of corporate matters.

Each director holds office until the next annual meeting of shareholders and until his successor is duly elected and qualified.  Any vacancy occurring in the Board of Directors may be filled by the shareholders, the Board of Directors, or if the Directors remaining in office constitute less than a quorum of the Board of Directors, they may fill the vacancy by the affirmative vote of a majority of the Directors remaining in office.  A director elected to fill a vacancy is elected for the unexpired term of his predecessor in office.  Any directorship filled by reason of an increase in the number of directors shall expire at the next shareholders’ meeting in which directors are elected, unless the vacancy is filled by the shareholders, in which case the term shall expire on the later of (i) the next meeting of the shareholders or (ii) the term designated for the director at the time of creation of the position being filled.

Code of Ethics

We have adopted a code of ethics that applies to our chief executive officer, president, chief financial officer, controller and others performing similar executive and financial functions at the Company.  This code of ethics is posted on our Website located at www.rimsemi.com.  The code of ethics may be found as follows: From our main Web page, first click on “About Us” at the top of the page and then on “Investors.” Next, click on “Governance.”  Finally, click on “Code of Ethics.” We intend to satisfy the disclosure requirement under Item 10 of Form 8-K regarding an amendment to, or waiver from, a provision of this code of ethics by posting such information on our Website, at the address and location specified above.

Committees of the Board of Directors

Our Board of Directors operates with the assistance of the Audit Committee and the Compensation Committee. Due to the small size of our Board, we do not presently maintain a formal nominating committee. The entire Board participates in the process of nominating candidates for the Board of Directors.

The function of the Audit Committee is to (i) make recommendations to the full Board of Directors with respect to appointment of the Company’s independent registered public accounting firm, and (ii) meet periodically with our independent registered public accounting firm to review the general scope of audit coverage, including consideration of internal accounting controls and financial reporting.

The Audit Committee held four meetings during the fiscal year ended October 31, 2006.  Jack L. Peckham was appointed to the Audit Committee in 2005, and is presently the sole member of the committee.  The Board of Directors has determined that Mr. Peckham is an “Audit Committee Financial Expert” for purposes of the SEC’s rules.  The Board believes that Mr. Peckham meets the independence criteria set out in Rule 4200(a)(14) of the Marketplace Rules of the National Association of Securities Dealers and the rules and other requirements of the SEC.

The Compensation Committee sets compensation policy and administers the Company’s cash and equity incentive programs for the purpose of attracting and retaining skilled executives who will promote the Company’s business goals and build shareholder value.  The committee is also responsible for reviewing and making recommendations to the Board regarding all forms of compensation to be provided to the Company’s named executive officers, including stock compensation and bonuses.  The Compensation Committee met three times during the fiscal year ended October 31, 2006.

Compensation Committee Interlocks and Insider Participation

There are no compensation committee interlocks between the members of our Compensation Committee and any other entity.  Jack L. Peckham and Thomas J. Cooper are the members of the Compensation Committee.  Neither of the current members of the Compensation Committee is an officer or employee of ours, nor of any of our subsidiaries.  Mr. Cooper served as our Chief Executive Officer from June to December, 2002.

Compensation of Directors

It is our policy to pay each outside director $2,000 for each meeting of our Board of Directors attended and for each committee meeting attended.  We also reimburse our directors for reasonable expenses incurred in traveling to and from board or committee meetings.

In addition, we have granted stock options to the directors to compensate them for their services.  During the fiscal year ended October 31, 2006, we issued options to purchase 1,200,000 and 1,000,000 shares of common stock valued at approximately $73,879 and $42,139 to Mr. Peckham and Mr. Cooper, respectively, to compensate them for their services as directors.  Our directors are eligible to receive stock option grants under our 2000 Omnibus Securities Plan, our 2001 Stock Incentive Plan and our 2006 Stock Incentive Plan.

Shareholder Communications with the Board of Directors

Shareholders and other interested parties who wish to communicate with the Board may do so by writing to the Chairman of the Board, Board of Directors of Rim Semiconductor Company, 305 NE 102nd Avenue, Suite 105, Portland, Oregon 97220.  All communications that relate to matters that are within the scope of the responsibilities of the Board and its Committees are to be forwarded to the Chairman of the Board of Directors.  Communications that relate to matters that are within the responsibility of one of the Board Committees will be forwarded to the Chair of the appropriate Committee.  Communications that relate to ordinary business matters that are not within the scope of the Board’s responsibilities should be sent to the Chief Executive Officer at the above address.  Solicitations, junk mail and obviously frivolous or inappropriate communications will not be forwarded, but will be made available to any non-management director who wishes to review them.

STOCK PERFORMANCE GRAPH

The graph below compares the cumulative total shareholder return on Rim Semiconductor Company’s common stock for the period from October 31, 2001 through October 31, 2006 with the cumulative total return over the same period of the Russell 2000 Index and the line-of-business index for semiconductors and related devices (SIC Code 3674) published by Hemscott, Inc.

Assuming the value of the investment in our common stock and each index was $100 on October 31, 2001, and that all dividends were reinvested, the graph compares our cumulative total return with each of these referent indices plotted on an annual basis.

	2001	2002	2003	2004	2005	2006
RIM SEMICONDUCTOR CO.	100.00	88.24	64.71	20.59	5.29	18.63
SIC CODE INDEX	100.00	61.57	118.10	82.31	85.93	93.87
RUSSELL 2000 INDEX	100.00	87.24	123.36	136.91	151.64	179.95

BENEFICIAL OWNERSHIP OF CERTAIN SHAREHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information as of the close of business on March 9, 2007, concerning shares of our common stock beneficially owned by (i) each director; (ii) each named executive officer; and (iii) all directors and executive officers as a group.  We are not aware of any persons beneficially owning more than 5% of our common stock.

In accordance with the rules of the SEC, the table gives effect to the shares of common stock that could be issued upon the exercise of outstanding options and warrants within 60 days of March 9, 2007. Unless otherwise noted in the footnotes to the table and subject to community property laws where applicable, the following individuals have sole voting and investment control with respect to the shares beneficially owned by them. We have calculated the percentages of shares beneficially owned based on 425,095,898 shares of common stock outstanding at March 9, 2007.

	Shares Beneficially Owned
Person or Group	Number		Percent(1)
Brad Ketch	12,522,383	(2)	2.95%
Ray Willenberg, Jr.	14,576,283	(3)	3.43%
David Wojcik	1,315,284	(4)	*	%
Jack L. Peckham	1,355,544	(5)	*	%
Thomas J. Cooper	1,982,258	(6)	*	%
“David” Boon Tiong Tan	194,670	(7)	*	%

All executive officers and directors as a group (6 persons)	31,946,422		7.52%

*                    Less than 1%.

(1)             Percentage of beneficial ownership as to any person as of a particular date is calculated by dividing the number of shares beneficially owned by such person by the sum of the number of shares outstanding as of such date and the number of unissued shares as to which such person has the right to acquire voting and/or investment power within 60 days.

(2)             Includes options to purchase 11,089,050 shares of common stock.

(3)             Includes options to purchase 10,894,670 shares of common stock.

(4)             Includes options to purchase 1,277,784 shares of common stock.

(5)             Includes options to purchase 1,055,544 shares of common stock.

(6)             Includes options to purchase 1,500,000 shares of common stock.

(7)    Includes options to purchase 194,670 shares of common stock.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires each of our officers and directors and each person who owns more than 10% of a registered class of our equity securities to file with the SEC an initial report of ownership and subsequent reports of changes in such ownership.  Such persons are further required by SEC regulation to furnish us with copies of all Section 16(a) forms (including Forms 3, 4 and 5) that they file.  Based solely on our review of the copies of such forms received by us with respect to fiscal year 2006, or written representations from certain reporting persons, we believe all of our directors and executive officers met all applicable filing requirements, except as described in this paragraph.  Brad Ketch and Ray Willenberg, Jr. each filed a late Form 4, both reporting three transactions during fiscal 2006.  Jack Peckham filed a late Form 4 reporting one transaction.  David Tan and David Wojcik each filed a late Form 3 that occurred during fiscal 2006.  Dr. Tan’s late Form 3 did not report any transactions and Mr. Wojcik’s late Form 3 reported three transactions.  Lastly, the Company’s Controller, Ms. Jan Rautio-Beyer, filed a late Form 3 and a late Form 4.  Ms. Rautio-Beyer’s Form 3 did not report any transactions and her late Form 4 reported one transaction during fiscal 2006.

EQUITY COMPENSATION PLAN INFORMATION

We have four compensation plans (excluding individual stock option grants outside of such plans) under which our equity securities are authorized for issuance to employees, directors and consultants in exchange for services — the 2000 Omnibus Securities Plan (the “2000 Plan”), the 2001 Stock Incentive Plan (the “2001 Plan”), the 2006 Stock Incentive Plan (the “2006 Plan”) and the 2003 Consultant Stock Plan (the “Consultant Plan”) (collectively, the “Plans”). Our shareholders previously approved the 2000 Plan and 2001 Plan, and the 2006 Plan and the Consultant Plan are being submitted to the shareholders for approval at this year’s Annual Meeting.

The following table presents information as of October 31, 2006 with respect to compensation plans under which equity securities were authorized for issuance, including the 2000 Plan, the 2001 Plan, the Consultant Stock Plan and agreements granting options or warrants outside of these plans.  The 2006 Plan was adopted by our Board of Directors after the end of the 2006 fiscal year.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders	3,193,750	$0.23	1,806,250

Equity compensation plans not approved by security holders	32,550,000	$0.06	2,100,000
Total	35,743,750	$0.08	3,906,250

Non-Shareholder Approved Plans

The following is a description of options and warrants granted to employees, directors, advisory directors, and consultants outside of the Plans that were outstanding as of October 31, 2006.

As of October 31, 2006, we had outstanding compensatory options and warrants to purchase an aggregate of 35,743,750 shares of our common stock that were granted outside of the Plans.  Of this amount, outstanding options to purchase 100,000 shares of common stock were granted during fiscal 2001 outside of the Plans to two advisory directors. These options expire 10 years from their grant date and have exercise prices ranging from $1.07 to $2.30. All of these options have vested.

We have outstanding options to purchase an aggregate of 500,000 shares of common stock that were granted during fiscal 2002 outside of the Plans to a director.  These options expire ten years from their grant date and have an exercise price of $0.39.  All of these options have vested.

There are outstanding warrants to purchase an aggregate of 100,000 shares of common stock that were granted during fiscal 2004 to a consultant.  These warrants have a five-year term and an exercise price of $0.15.

We have outstanding options to purchase 1,000,000 shares of common stock that were granted during fiscal 2005 outside of the Plans to a consultant.  These options expire four years from their grant date and have an exercise price of $0.15.  All of these options have vested.

There are outstanding warrants to purchase 200,000 shares of common stock that we granted during fiscal 2005 to a consultant.  These warrants have a term of three years and an exercise price of $0.12.

In fiscal 2006, a total of 30,800,000 stock options were granted outside of shareholder-approved plans.  During the first quarter of fiscal 2006, options to purchase 22,400,000 shares of common stock were granted to the Company’s Chief Executive Officer, the Executive Vice President, and an advisory board member.  These options have a 10-year term, an exercise price of $0.027 per share, and vested at various times between February 2006 and July 2006.

During the second quarter of fiscal 2006, options to purchase 2,000,000 shares of common stock were granted to directors outside of the Plans.  These options have a 10-year term, an exercise price of $0.0319 per share, and vested on May 1, 2006.  In addition, options to purchase 2,000,000 shares of common stock were granted outside of the Plans in connection with legal services performed for the Company.  These options have a 10-year term, an exercise price of $0.0319 per share, and vested on March 1, 2006.

During the third quarter of fiscal 2006, options to purchase 200,000 shares of common stock were granted to a director outside the Plans.  These options have a 10-year term, an exercise price of $0.18 per share, and vest over a three year period.  In addition, options to purchase 500,000 shares of common stock were granted to a consultant under the Consultant Plan, which has not been approved by the shareholders.  These options have a 10-year term, an exercise price of $0.18 per share, and vest over a two-year period.

During the fourth quarter of fiscal 2006, Options to purchase 200,000 shares of common stock were granted to a consultant under the Consultant Plan.  These options have a 10-year term, an exercise price of $0.224 per share, and vest over a three-year period.  In addition, options to purchase 3,500,000 shares of common stock were granted to the Senior Executive Vice President outside of the Plans.  These options have a 10-year term, an exercise price of $0.158 per share, and vest over a three-year period.

The Consultant Plan was adopted in January 2003 and authorizes the issuance of up to 6,000,000 non-qualified stock options or stock awards to consultants to the Company.  Directors, officers and employees are not eligible to participate in the Consultant Plan.  As of October 31, 2006, 3,200,000 shares of common stock and options to purchase 700,000 shares of common stock have been granted under the Consultant Plan.

The 2006 Plan was adopted by our Board of Directors in November 2006 and authorizes the issuance of up to 30,000,000 incentive stock options, non-qualified stock options or stock awards to directors, officers, employees and certain consultants to the Company.  To date, we have granted options to purchase a total of 4,250,000 shares of common stock under the 2006 Plan to four directors, officers and employees of the Company.  The 2006 Plan was adopted subsequent to the 2006 fiscal year.

Information Concerning Our Management

Our executive officers are elected by and serve at the pleasure of our Board of Directors.  For biographical information about our executive officers, see the section of this Proxy Statement entitled “Item 1. Election of Directors.”

Executive Compensation

The following table sets forth all compensation for each of the last three fiscal years awarded to, or earned by, our Chief Executive Officer and all other executive officers serving as such at the end of 2006 whose salary and bonus exceeded $100,000.00 for the year ended October 31, 2006, or who, as of October 31, 2006, was being paid a salary at a rate of at least $100,000.00 per year.

Summary Compensation Table

Name and Principal Position(s)	Year	Salary		Bonus		Other Annual Compensation		Securities Underlying Options
Brad Ketch	2006	$250,000		$150,000		—		10,700,000
President and Chief Executive Officer	2005	$250,000		$70,000		$170,000	(1)	7,000,000
(and Principal Financial Officer)	2004	$250,000	(2)	—		$86,667	(3)	—

Ray Willenberg, Jr.	2006	$188,000		$75,000		—		10,700,000
Chairman of the Board, Executive	2005	$84,896		$212,450		$170,000	(4)	7,000,000
Vice President	2004	$175,000	(5)	$152,176		$176,667	(6)	—

David Wojcik	2006	$149,625	(7)	$40,000	(8)	—		4,000,000	(9)
Senior Vice President	2005	—		—		—		—
	2004	—		—		—		—

(1)             Represents the issuance to Mr. Ketch in April 2005 of 1,000,000 shares of common stock.

(2)             Includes $45,380 paid in 2005

(3)             Represents the issuance to Mr. Ketch in December 2003 of 40,000 shares of common stock in lieu of $10,000 of deferred payroll, and the issuance to Mr. Ketch in March 2004 of 333,333 shares of common stock valued at $76,333.

(4)             Represents the issuance to Mr. Willenberg in April 2005 of 1,000,000 shares of common stock.

(5)             Includes $46,250 paid in 2005.

(6)             Represents the issuance to Mr. Willenberg in December 2003 of 400,000 shares of common stock in lieu of $100,000 of unpaid bonuses, and the issuance to Mr. Willenberg in March 2004 of 333,333 shares of common stock valued at $76,667.

(7)             Represents $37,500 of Mr. Wojcik’s salary from September 1, 2006 through October 31, 2006, as well as $112,125 in compensation paid from March 2006 through August 2006 when Mr. Wojcik served as a consultant to the Company.

(8)             This amount was accrued at October 31, 2006 and paid during fiscal year 2007.

(9)             Includes 3,500,000 stock options granted to Mr. Wojcik in connection with his employment agreement in September 2006 and 500,000 stock options granted to Mr. Wojcik in July 2006 while Mr. Wojcik was a consultant to the Company.

In accordance with the rules of the SEC, other compensation in the form of perquisites and other personal benefits has been omitted for the named executive officers because the aggregate amount of these perquisites and other personal benefits was less than the lesser of $50,000 or 10% of annual salary and bonuses for the named executive officers.

Option Grants in the Last Fiscal Year

The following table sets forth information concerning individual grants of stock options made during the year ended October 31, 2006, to each of the named executive officers:

Name	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in Fiscal Year	Exercise Price	Expiration Date
Brad Ketch	10,700,000	38.0%	$0.027	1/10/2016

Ray Willenberg, Jr.	10,700,000	38.0%	$0.027	1/10/2016

David Wojcik	500,000	1.8%	$0.18	7/6/2016
	3,500,000	12.4%	$0.158	9/1/2016

Aggregate Options Exercised in 2005 and Year-End Option Values

The named executive officers did not exercise any stock options during the year ended October 31, 2006.  The following table sets forth information as of October 31, 2006, concerning options held by the named executive officers.

	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-The-Money Options at Fiscal Year End
	(#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Brad Ketch	—	—	10,700,000	—	$727,600	—

Ray Willenberg, Jr.	—	—	10,700,000	—	$727,600	—

David Wojcik	—	—	500,000	3,500,000	—	—

Employment Agreements with Executive Officers

Brad Ketch.  On December 2, 2002, we entered into an employment agreement with Brad Ketch pursuant to which Mr. Ketch was retained as our Chief Executive Officer.  The agreement had a three-year initial term and provided for Mr. Ketch to receive an initial base salary of $250,000, with an annual bonus to be paid at the discretion of the Board of Directors in either cash or stock. In December 2005 and December 2006, this agreement was automatically renewed for an additional one-year term.  If Mr. Ketch is terminated without “cause” or leaves Rim Semiconductor for “good reason,” each as defined in his agreement, he will receive a severance payment equal to two years of his base salary on the date of termination.  If he is terminated without cause or with good reason within one year after a “change of control,” as defined in his agreement, he will receive a severance payment equal to two years of his base salary and an amount equal to two times the amount of his last bonus received.

Ray Willenberg, Jr.  We entered into an employment agreement with Mr. Willenberg, dated as of March 1, 2006, pursuant to which he continues to serve as our Executive Vice President.  The agreement terminates on March 3, 2008 and provides for Mr. Willenberg to receive a base salary of $250,000 per year, subject to the earlier of (i) Mr. Willenberg’s death or Disability (as defined in the agreement); (ii) the termination of the agreement by either party without cause on written notice; or (iii) termination of the agreement by us for Cause (as defined in the agreement).

During Mr. Willenberg’s employment, the agreement provides for his nomination to our Board of Directors and, if elected, his appointment as chairman.  Mr. Willenberg would resign from the Board upon the termination of his employment.

Under his employment agreement, we also granted Mr. Willenberg a right of first refusal to purchase our equity interest in Top Secret Productions, LLC in the case of a bona fide third-party offer to purchase that interest or our determination to offer that interest for sale at a specified price.

David Wojcik.  On September 1, 2006, we entered into an employment agreement with David Wojcik pursuant to which Mr. Wojcik was retained to serve as our Senior Vice President — Sales, Marketing and Business Development.  The employment agreement provides for a base annual salary of $225,000.  Mr. Wojcik is also eligible to receive quarterly bonuses of up to $40,000 per fiscal quarter, as determined by the Company’s compensation committee.

Mr. Wojcik is employed “at-will” by the Company, and accordingly may be terminated with or without reason or notice at any time.  If Mr. Wojcik is terminated other than with good cause or leaves for good reason (each as defined in the Employment Agreement), the Company will pay a severance equal to twelve months base salary in effect on the date of Mr. Wojcik’s termination of employment.  If Mr. Wojcik relocates to the Company’s headquarters in Portland, Oregon, the Company will provide him a relocation bonus of $100,000 and reimburse his expenses up to $25,000.  If Mr. Wojcik does relocate to Portland, Oregon, he will sign a separate Relocation Agreement which will provide that he will repay the Company a prorated amount of his reimbursed costs should he leave employment with the Company within six months of his relocation.

In accordance with his employment agreement, the Company also granted Mr. Wojcik an option to purchase 3,500,000 shares (the “Option”) of the Company’s common stock, at an exercise price of $0.158 per share.  The Option vests and becomes exercisable in 32 installments.  The first two installments shall vest the Option with respect to 291,670 shares each on December 1, 2006 and March 1, 2007, respectively, and the remainder of the Option shall vest in thirty equal installments of 97,222 shares each on the first of each month commencing April 1, 2007.  Once vested, the Option is exercisable through August 31, 2016, unless earlier terminated in accordance with the Stock Option Agreement.

Prior to accepting this position, Mr. Wojcik served as a consultant to the Company pursuant to a Consulting Agreement dated March 4, 2005.  While a consultant, Mr. Wojcik was granted 37,500 shares of the Company’s common stock and options to purchase 500,000 shares of Company common stock at an exercise price of $0.18 per share.

Certain Relationships and Related Transactions

On March 7, 2006, we issued a convertible promissory note in the principal amount of $301,196.55 (the “New Note”) to Mr. Willenberg.  The New Note replaced a promissory note in the principal amount of $383,910.72 dated March 25, 2005 (the “Old Note”), between the Company and Mr. Willenberg, which had a remaining balance due of $88,746.55.  All of the amounts represented by the Old Note and the New Note represented amounts owed to Mr. Willenberg for deferred compensation.  The principal amount of the New Note, with 8% interest, would have been due on the earlier of March 3, 2008 or the date on which Mr. Willenberg’s employment was terminated by the Company.  The Company had the ability, at its option, to prepay the New Note without penalty.  The New Note was convertible, at the option of Mr. Willenberg, into shares of our common stock at a conversion price per share equal to the closing price of the common stock on the Over-the-Counter Bulletin Board on the date of conversion.  The Old Note was non-interest-bearing, convertible on the same terms as the New Note, and provided for monthly payments equal to at least the monthly base salary paid by us to our chief executive officer.  In April 2006, we paid the New Note in full.

Audit Committee Matters

Audit Committee Report

Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal accounting control.  The Audit Committee monitors the Company’s financial reporting processes and the systems of internal accounting control, the independence and the performance of the independent auditors, and the performance of the internal auditors.  The Audit Committee adopted a written charter governing its actions on June 26, 2000.  A copy of this Charter can be found in Appendix A to this Proxy Statement.

In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements with management, including a discussion of the acceptability as well as the appropriateness of significant accounting principles.  The Audit Committee also reviewed with management the reasonableness of significant estimates and judgments made in preparing the financial statements as well as the clarity of the disclosures in the financial statements.

The Audit Committee reviewed with our independent registered public accounting firm, Marcum & Kliegman LLP (“Marcum”), its judgments as to the acceptability as well as appropriateness of the Company’s application of accounting principles.  Marcum has the responsibility for expressing an opinion on the conformity of the Company’s audited financial statements with U.S. generally accepted accounting principles.  The Audit Committee also discussed with Marcum matters required to be discussed under Statement on Auditing Standards No. 61 (Communicating with Audit Committees).

In addition, the Audit Committee discussed with Marcum its independence from management and the Company, the matters included in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the impact on auditor independence of non-audit related services provided to us by Marcum during the 2006 fiscal year.  The Committee concluded that Marcum is independent from the Company and its management.

The Audit Committee discussed with Marcum the overall scope and plans for its audit.  The Audit Committee meets with Marcum with and without management present to discuss the results of its audits, its opinions of the Company’s system of internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions noted above, the Audit Committee recommended to the full Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended October 31, 2006 for filing with the SEC.

The Audit Committee:

Jack L. Peckham

The information contained in the report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by referenced into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

Independent Auditor Fee Information

Aggregate fees for professional services rendered for the Company by Marcum for the fiscal years ended October 31, 2006 and 2005 are set forth below.

	Fiscal Year Ended October 31, 2006	Fiscal Year Ended October 31, 2005

Audit Fees	$385,785	$278,199

Audit Related Fees	$0	$0

Tax Fees	$10,078	$11,510

All Other Fees	$8,270	$12,509

Total	$404,133	$302,218

Audit Fees were for professional services rendered for the audits of the consolidated financial statements of the Company, quarterly review of the financial statements included in Quarterly Reports on Form 10-QSB, consents, and other assistance required to complete the year-end audit of the consolidated financial statements.  Audit-Related Fees were for assurance and related services reasonably related to the performance of the audit or review of financial statements and not reported under the caption Audit Fees. Tax Fees were for professional services related to tax compliance, tax authority audit support and tax planning.  All Other Fees include any other fees charged by the Company’s auditors that are not otherwise specified.

The Audit Committee preapproves all audit and permissible non-audit services to be provided by the Company’s independent registered public accountants and the estimated fees for these services.  None of the services provided by the independent registered public accountants that are described above were approved by the Audit Committee pursuant to a waiver of the preapproval requirements of the SEC’s rules and regulations.

COMPENSATION COMMITTEE REPORT

The Compensation Committee sets compensation policy and administers Rim Semiconductor’s cash and equity incentive programs for the purpose of attracting and retaining skilled executives who will promote Rim Semiconductor’s business goals and build shareholder value.  The Committee is also responsible for reviewing and making recommendations to the Board regarding all forms of compensation to be provided to the Company’s named executive officers, including stock compensation and bonuses.

The policy of the Compensation Committee is to attract and retain key personnel through the payment of competitive base salaries and to encourage and reward performance through bonuses and stock ownership. The Committee’s objectives are to ensure that:

•                                           there is an appropriate relationship between executive compensation and the creation of shareholder value;

•                                           the total compensation program will motivate, retain and attract quality executives; and

•                                           current cash and equity incentives are competitive with comparable companies.

Elements of Compensation

Compensation for officers and key executives includes:

•                                        Annual cash compensation in the form of base salary;

•                                        Discretionary or contractual bonuses;

•                                        Equity elements through the issuance of stock and stock options; and

•                                        Employee benefits, such as health insurance.

Salary and Bonus

Cash compensation consists of base salary, which is determined based upon the level of responsibility, expertise and experience of the executive and the competitive conditions of the industry.

Equity Elements

Ownership of Rim Semiconductor’s common stock is a key element of executive compensation.  The Committee believes that a significant portion of executive compensation should be dependent upon the value created for the shareholders.  Officers and other employees of Rim Semiconductor are eligible to participate in the Company’s 2000 Omnibus Securities Plan, the 2001 Stock Incentive Plan and the 2006 Stock Incentive Plan.  These plans allow the Board or the Committee to grant stock options to employees on such terms as the Board or the Committee may determine.  In addition, employees may be granted stock awards or stock options outside of these plans.

Benefits

Executive officers also receive benefits generally available to all employees of the Company (such as health insurance).  Our executive officers receive only the benefits that are available to all of Rim Semiconductor’s employees.

2006 Compensation for the Chief Executive Officer

During the 2006 fiscal year, the Company’s Chief Executive Officer was Brad Ketch, a position he has held since 2002.  On December 2, 2002, we entered into an employment agreement with Mr. Ketch.  Mr. Ketch receives a base salary of $250,000, with an annual bonus to be paid at the discretion of the Board of Directors in either cash or stock.  During fiscal 2006, Mr. Ketch received a $150,000 bonus.  Finally, Mr. Ketch received options to purchase 10,700,000 shares of common stock at an exercise price of $0.027 per share.

The Compensation Committee:

Thomas J. Cooper, Chairman
Jack L. Peckham

The information contained in the report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by referenced into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

ANNUAL MEETING ADVANCE NOTICE REQUIREMENTS

Our annual meetings are held each year at a time and place designated by our Board of Directors in the notice of the meeting. Copies of our bylaws are available upon written request made to the Secretary of Rim Semiconductor at the address below.  The requirements described below do not supersede the requirements or conditions established by the SEC for shareholder proposals to be included in our proxy materials for a meeting of shareholders.  The chairman of the meeting may refuse to bring before a meeting any business not brought in compliance with applicable law and our bylaws.

Shareholder Proposals

Our bylaws provide that shareholder proposals and director nominations by shareholders may be made in compliance with certain advance notice, informational and other applicable requirements.  With respect to shareholder proposals (concerning matters other than the nomination of directors), the individual submitting the proposal must file a written notice with the Secretary of Rim Semiconductor at 305 NE 102nd Avenue, Suite 105, Portland, Oregon 97220 setting forth certain information, including the following:

•                                         a brief description of the business desired to be bought before the meeting and the reasons for conducting that business at the meeting;

•                                         the name and address of the proposing shareholder;

•                                         the number of shares of common stock beneficially owned by the proposing shareholder; and

•                                         any material interest of the proposing shareholder in such business.

The notice must be delivered to the Secretary (1) at least 30, but no more than 60, days before any scheduled meeting or (2) if less than 40 days notice or prior public disclosure of the meeting is given, by the close of business on the 10th day following the giving of notice or the date public disclosure was made, whichever is earlier.

Board Nominations

A shareholder may recommend a nominee to become a director of Rim Semiconductor by giving the Secretary of Rim Semiconductor (at the address set forth above) a written notice setting forth the following information concerning each person the shareholder proposes to nominate:

•                                         the name, age, business address and residence of the person;

•                                         the principal occupation or employment of the person;

•                                         the number of shares of common stock beneficially owned by the person; and

•                                         any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the rules of the SEC.

The shareholder’s notice must also contain the following information concerning the proposing shareholder:

•                                         the name and record address of the proposing shareholder; and

•                                         the number of shares of common stock beneficially owned by the proposing shareholder.

Such nominations must be made pursuant to the same advance notice requirements for shareholder proposals set forth in the preceding section.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC.  You can read and copy any materials we file with the SEC at the SEC’s public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549.  You can obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330.  The SEC also maintains a web site that contains information we file electronically with the SEC, which you can access over the Internet at www.sec.gov.  Statements contained in this proxy statement regarding the contents of any contract or other document are not necessarily complete and each such statement is qualified in its entirety by reference to such contract or other document filed as an exhibit with the SEC.

Our Fiscal 2006 Annual Report to Shareholders (the “Annual Report”) accompanies this proxy statement.  The Annual Report, including our audited financial statements as of and for the fiscal year ended October 31, 2006 contained therein, is incorporated by reference in this proxy statement.

PROPOSALS FOR CONSIDERATION AT THE ANNUAL MEETING

ITEM 1.                                                    ELECTION OF DIRECTORS

The Board of Directors of Rim Semiconductor has currently set the number of directors constituting the whole board at five.  At the Annual Meeting, you and the other shareholders will elect five individuals to serve as directors until the 2008 Annual Meeting of Shareholders and their successors are elected and qualified.  All nominees are currently serving as directors of Rim Semiconductor.

Directors need the affirmative vote of holders of a plurality of the shares represented in person or by proxy at the Meeting to be elected.  Neither abstentions nor broker non-votes will have any effect on the election of directors.

The persons designated as proxies will vote the enclosed proxy for the election of all of the nominees unless you direct them to withhold your vote for any one or more of the nominees.  If any nominee becomes unable to serve as a director before the meeting (or decides not to serve), the individuals named as proxies may vote for a substitute or we may reduce the number of members of the board.  We recommend a vote FOR each of the nominees.

The names, ages and positions of our directors, executive officers and key employees are as follows:

Name	Age	Position
Brad Ketch	44	President, Chief Executive Officer, Secretary, Principal Financial Officer and Director

Ray Willenberg, Jr.	55	Chairman of the Board and Executive Vice President

David Wojcik	40	Senior Vice President

Jack L. Peckham	65	Director(1)

Thomas J. Cooper	57	Director(2)

“David” Boon Tiong Tan	50	Director

(1)   Audit Committee and Compensation Committee Member

(2)   Compensation Committee Member

The business experience, principal occupations and employment, as well as the periods of service, of each of our directors and executive officers during at least the last five years are set forth below.

Brad Ketch has served the Company in various roles since March 2002.  In March 2002, Mr. Ketch became a consultant with us on our broadband technology and served in that capacity until July 2002, when he became our Chief Marketing Officer.  He has served as our President and Chief Executive Officer, as well as a director, since December 2002.  With over 19 years experience creating shareholder value through broadband telecommunications products and services, Mr. Ketch, from October 2001 to March 2002, served as CEO of Kentrox LLC, a manufacturer and marketer of data networking equipment.  At Kentrox, Mr. Ketch was responsible for a company with 260 employees and $90 million in annual revenues.  From January 2001 to October 2001 Mr. Ketch implemented strategic plans for telecom service providers and equipment manufacturers through his telecommunications consulting company, Brad Ketch & Associates, of which he was founder and President.  From February 1999 to January 2001 he was Senior Vice President of Sales and Marketing for HyperEdge Corporation, a company he co-founded. HyperEdge acquired and integrated broadband access equipment manufacturers to further enable service providers to deliver broadband access to the “Last Mile.”  From August 1997 through February 1999, Mr. Ketch implemented strategic business and technical plans for competitive local exchange carrier network access and created products targeted at the incumbent local exchange carrier market as a consultant to various telecommunications companies as a consultant with Brad Ketch & Associates.  Prior to August 1997 he served in various capacities at Nortel, Advanced Fibre Communications and Cincinnati Bell.  Mr. Ketch has a Bachelor of Arts degree in Economics from Wheaton College and an MBA from Northwestern University.

Ray Willenberg, Jr. served as our President, Chief Executive Officer and Chairman of the Board from April 1997 to March 2002, and was elected a director in October 1996.  Mr. Willenberg joined us as Vice President and corporate Secretary in 1996.  He currently serves as our Executive Vice President and Chairman of the Board of Directors.  From 1972 to 1995, Mr. Willenberg was Chief Executive Officer of Mesa Mortgage Company in San Diego, California.

David Wojcik has been a member of the Company’s advisory board since March 2005, when he also joined the Company as a consultant.  In September 2006, Mr. Wojcik joined the Company as our Senior Vice President of Sales, Marketing and Business Development.  He was hired to lead Rim Semi’s sales, marketing and business development activities on a global basis.  With over seventeen years’ experience, including more than ten years in sales with telecommunications equipment leader Alcatel, Mr. Wojcik brings strong leadership and success in broadband communications equipment sales, business development and engineering.

An accomplished executive with broad expertise in sophisticated data technology, Mr. Wojcik achieved significant success leading large organizations as well as building and developing startup teams.  His efforts have resulted in the implementation of hundreds of millions of dollars in network solutions equipment and services during his career.  Mr. Wojcik has held many leadership positions including serving as vice president of sales for Alcatel from 2001 through early 2005, co-founder and executive of Neutral Tandem Inc. in 2000 until joining Alcatel, and as a member of the research and development staff at Tellabs.  Most recently, from the second quarter of 2005 until joining us in March 2006, he was Area Vice President of Sales at Telmar Network Technology (formerly Somera Communications).  Mr. Wojcik holds a BS in Electrical Engineering from Southern Illinois University.

Jack L. Peckham is a founder and director of Heritage Bank of Commerce in San Jose, California, and serves on its audit and compensation committees.  He is currently the Chairman and CEO of Broadband Graphics, a company which owns and licenses intellectual property in the areas of video and desktop computing.  From 1985 through 1998, Mr. Peckham held various positions at ATMEL Corporation (www.atmel.com), retiring as its General Manager.  He received an MA and a BA in Finance and marketing from Burdette College, Boston.

Thomas J. Cooper has served as a member of our Board of Directors since March 2002.  From June 1 to December 2, 2002, Mr. Cooper served as our President and Chief Executive Officer.  Mr. Cooper has been engaged in the development, creation and management of global sales and marketing platforms for businesses operating in the areas of high technology, real estate, office automation, and telecommunications for the past 30 years.  Mr. Cooper is currently the Senior Vice President of Sales and Marketing of Artimi, Inc. (www.artimi.com) a fabless semiconductor firm based in Santa Clara, California serving new markets with Ultra Wideband wireless technology and products.  From 1994 to 2002, Mr. Cooper served in various high-ranking positions at Conexant (formerly Virata), most recently as Senior

Vice President, Corporate Development (from July 1999 to February 2002), where he was responsible for the development and implementation of long range growth strategies, including defining global partnership initiatives; identifying potential acquisition and joint venture candidates; and directing strategic investment of corporate capital into select ventures in which the company acquired minority stakes.  From 1994 until 1999, Mr. Cooper served as Virata’s Senior Vice President, Worldwide Sales and Marketing, where he oversaw all aspects of the company’s product sales and marketing, corporate marketing/communications and public relations.   Mr. Cooper has a Bachelor of Arts degree in English Literature from Hamilton College and an MBA from the University of Toledo, Ohio.

“David” Boon Tiong Tan has served as a member of the Board of Directors since September 2006.  From 1996 until 2000, Dr. Tan served as the head of the Technology Development Department of SingTel, Asia’s leading telecommunications group, where he was responsible for the development of the DSL and ATM infrastructure.  In 2000, he joined Mediacorp Singapore, where he managed its technology fund until 2002.  From 2002 to 2004, he was an independent technology consultant.  Since 2004, Dr. Tan has headed the Venture Support unit the National University of Singapore (NUS) where he is responsible for the funding and incubation of over 30 technology start-ups.  Dr. Tan holds a Ph.D. from Cambridge University.

ITEM 2.                                                    RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee and the Board of Directors have appointed Marcum & Kliegman LLP (“Marcum”) to serve as our independent registered public accounting firm for the fiscal year ending October 31, 2007 and is soliciting your ratification of that appointment.

Marcum has served as our independent public accountants since September 2002.  In their role as our independent registered public accounting firm, Marcum reports on our financial statements.  They also provide general accounting and tax consulting.  We anticipate that a representative of Marcum will be present at the Meeting, will have the opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.

Your ratification of the Board’s selection of Marcum is not necessary because the Audit Committee and Board of Directors have responsibility for selection of our independent registered public accounting firm.  However, the Board of Directors and the Audit Committee will take your vote on this proposal into consideration when selecting our independent registered public accounting firm in the future.

To ratify the appointment of Marcum & Kliegman LLP as our independent registered public accounting firm for the current fiscal year, the number of shares voting FOR the matter must exceed the number of shares voting AGAINST it.  Neither abstentions nor broker non-votes will have any effect on the vote.

We recommend a vote FOR the ratification of Marcum as our independent registered public accounting firm for the current fiscal year.

ITEM 3.                                                    APPROVAL OF OUR 2003 CONSULTANT STOCK PLAN

Effective January 30, 2003, the Board adopted our 2003 Consultant Stock Plan (the “2003 Plan”), the text of which is attached as Appendix B to this Proxy Statement.  The material features of the 2003 Plan are described below, but the description is subject to, and is qualified in its entirety by, the full text of the 2003 Plan.

The 2003 Plan is being submitted to the shareholders for ratification, and the shareholders’ failure to ratify the 2003 Plan will not have any effect on the awards that have already been granted under the 2003 Plan.  If the shareholders do not ratify the 2003 Plan, however, the Board will take the shareholders’ failure to ratify the 2003 Plan into consideration when adopting stock plans in the future.

As of the record date, the Company has granted awards under the 2003 Plan to consultants that utilize 3,900,000 of the shares potentially issuable under the 2003 Plan.  Accordingly, there are 2,100,000 shares currently available to make awards under the 2003 Plan.  The terms of the 2003 Plan, however, permit the Board to amend the 2003 Plan to, among other things, increase the number of shares available for issuance. All of the awards made to date were either awards of common stock or of non-qualified stock options.

PURPOSE

The purpose of the 2003 Plan is to promote the interests of the Company (including its subsidiaries) and our shareholders by using investment interests in Rim Semiconductor to attract, retain and motivate certain outside consultants, to encourage and reward such persons’ contributions to our performance and to align our interests with our shareholders’ interests. In furtherance of this purpose, the 2003 Plan authorizes the granting of the following types of stock-based awards (each, an “Award”):

•                  non-qualified stock options; and

•                  awards of the Company’s common stock.

Each of these types of Awards is described below under “Awards.”

The holder of an Award granted pursuant to the 2003 Plan does not have any of the rights or privileges of a shareholder, except with respect to shares that have actually been issued.

ELIGIBILITY

Certain consultants of Rim Semiconductor or any of our subsidiaries are eligible to be granted Awards under the 2003 Plan at the discretion of the board of directors.  Our employees, officers and directors are not eligible to receive Awards under the 2003 Plan.

EFFECTIVENESS; TERMINATION

Our board of directors approved the 2003 Plan on January 30, 2003.  Unless previously discontinued by the board of directors, the 2003 Plan will terminate on January 30, 2013.

ADMINISTRATION

Our board of directors currently administers the 2003 Plan.  In the future, the board of directors may form a Stock Plan Committee to administer the 2003 Plan.  Any Stock Plan Committee must be comprised solely of at least two non-employee directors and may be, but is not required to be, the same as the Compensation Committee of the board of directors.

SHARES SUBJECT TO THE PLAN

A total of 6,000,000 shares of common stock were initially reserved for issuance under the 2003 Plan and 3,900,000 shares of common stock were subject of previous Awards.  The Board has the authority to amend the 2003 Plan to increase this number of shares.  Shares of common stock issued under the 2003 Plan may be authorized but unissued shares, or shares we reacquire, including any shares we purchase on the open market.  The unexercised, unearned or yet-to-be acquired portions of any Award that expire, terminate or are canceled, and shares of common stock issued pursuant to Awards under the 2003 Plan that are reacquired by us pursuant to the terms under which such shares were issued, will again become available for the grant of further Awards.

AWARDS

Stock Options.  Under the 2003 Plan, the board of directors may grant nonqualified stock options.  Options may be granted for such number of shares of common stock as the board of directors determines, subject, as applicable, to any additional set forth in any applicable exemptive rule under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The board of directors determines the exercise price for each stock option.  No stock option may be exercised after the expiration of ten years from the date of grant.

The exercise price for each stock option may be paid by the participant in cash or by such other means as the board of directors may authorize.  Fractional shares are not to be issued upon exercise of a stock option.  The board of directors may grant reload stock options in tandem with stock options that provide for an automatic grant of a stock option in the event a participant pays the exercise price of a stock option by delivery of common stock.

The board of directors may, in its discretion, at any time after the grant of a stock option, accelerate vesting of such option as a whole or in part by increasing the number of shares then purchasable.  However, the board of directors may not increase the total number of shares subject to an option.

Subject to the foregoing and the other provisions of the 2003 Plan, stock options may be exercised at such times and in such amounts and be subject to such restrictions and other terms and conditions, if any, as determined by the board of directors.

Stock Awards.  We may grant stock awards under the 2003 Plan to consultants to the Company.  Pursuant to a stock award, an individual may receive shares of our common stock free of any vesting restrictions.  Stock awards may be granted for past services, services to be performed, or other valid consideration, or in lieu of cash compensation due to such individual.

EFFECT OF TERMINATION

Unless provided otherwise in writing (which may be entered into at any time before or after termination of employment of the participant), in the event of the termination of a participant’s engagement, all of the participant’s unvested Awards shall terminate and all of the participant’s unexercised Awards shall expire and become unexercisable as of the earlier of:

•                  the date such Awards would have expired in accordance with their terms had the participant remained employed or otherwise engaged by us;

•                  six months after the participant’s engagement is terminated as a result of death or permanent disability; and

•                  ninety days after the participant’s engagement is terminated for any other reason.

The board of directors may, in its discretion, designate shorter or longer periods to exercise Awards following a participant’s termination of engagement; however, any shorter periods shall be effective only if provided for in the Award Agreement or if otherwise consented to by the affected participant.  Awards may only be claimed to the extent that installments thereof had become exercisable on or before the date of termination of the engagement.  Further, the board of directors may, in its discretion, elect to accelerate the vesting of all or any portion of any Awards that had not vested prior to the date of termination.

Nothing in the 2003 Plan or any Award granted pursuant to it confers upon any participant any right to continue to be engaged by us or to interfere in any way with our right to terminate the engagement of any consultant at any time.

NON-TRANSFERABILITY

No Award made under the 2003 Plan may be sold, pledged or otherwise assigned in any manner other than by will or the laws of descent and distribution or, subject to the consent of the board of directors, pursuant to a qualified domestic relations order, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed.

CHANGE IN CONTROL

The 2003 Plan provides that, in the event of a change in our control, outstanding Awards, whether or not vested, shall automatically terminate unless:

•                  the 2003 Plan is continued and the outstanding Awards assumed;

•                  the outstanding Awards are substituted with new awards covering the securities of a successor entity; or

•                  the board of directors has otherwise provided for:

•                  the acceleration of the vesting of the Awards; and/or

•                  the cancellation of the Awards and their automatic conversion into the right to receive the consideration payable to the holders of the common stock as a result of the change in control.

If the Awards terminate because none of the preceding actions were provided for, then each participant shall have the right, prior to the change in control event, to exercise the participant’s Awards to the fullest extent, including any installments that had not previously vested.

SUSPENSION, DISCONTINUANCE, REVISION AND AMENDMENT OF THE PLAN

The board of directors may at any time suspend, discontinue, revise or amend the 2003 Plan and the 2003 Plan as so revised or amended will govern all Awards granted thereunder, including those granted before such revision or amendment.  The 2003 Plan acknowledges, however, that no revision or amendment will function to alter, impair or diminish any rights or obligations under any Award previously granted (without the written consent of the affected participant(s)).

FEDERAL INCOME TAX CONSEQUENCES

The following is a brief summary of the principal federal income tax consequences of the grant and exercise of Awards under present law.  This summary is not intended to be exhaustive and does not describe foreign, state or local tax consequences.

Tax Withholding.  If an Award is satisfied in the form of shares of the common stock, then no shares may be issued unless and until arrangements satisfactory to the Company have been made to satisfy any tax withholding obligations applicable with respect to such Award.

Non-Qualified Stock Options.  An optionee will not recognize any taxable income for federal income tax purposes upon receipt of a non-qualified stock option with an exercise price equal to or greater than the fair market value of the common stock on the grant date.  Upon the exercise of a non-qualified stock option the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the exercise price will be treated as compensation received by the optionee in the year of exercise.  If the exercise price of a non-qualified stock option is paid in whole or in part with shares of common stock, (i) no income, gain or loss will be recognized by the optionee on the receipt of shares equal in value on the date of exercise to the shares delivered in payment of the exercise price, and (ii) no income, gain or loss will be recognized by the optionee with respect to the shares of common stock paid as the exercise price of the option.  The fair market value of the remainder of the shares received upon exercise of the non-qualified stock option, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise will be treated as compensation income received by the optionee on the date of exercise of the stock option.  We generally will be entitled to a deduction for compensation paid in the same amount treated as compensation received by the optionee.

Reload Option Rights.  An optionee should not recognize any taxable income for federal income tax purposes upon receipt of reload option rights, and a reload option should be treated as a non-qualified stock option.

Unrestricted Stock.  Any shares of common stock received pursuant to an Award of unrestricted stock will be treated as compensation income received by the recipient generally in the year in which the recipient receives such shares.  In each case, the amount of compensation income will equal the fair market value of the shares of common stock on the date compensation income is recognized (less the amount, if any, paid by the recipient for such shares).  We generally will be entitled to a corresponding deduction in the same amount for compensation paid.

Required Vote; Board Recommendation

To approve the 2003 Consultant Stock Plan, the number of shares voting FOR the 2003 Consultant Stock Plan must exceed the number of shares voting AGAINST it.  Neither abstentions nor broker non-votes will have any effect on the vote.

We recommend a vote FOR the 2003 Consultant Stock Plan.

ITEM 4.                                                    APPROVAL OF OUR 2006 STOCK INCENTIVE PLAN

On November 8, 2006, the Board adopted our 2006 Stock Incentive Plan (the “2006 Plan”), the text of which is attached as Appendix C to this Proxy Statement.  The material features of the 2006 Plan are described below, but the description is subject to, and is qualified in its entirety by, the full text of the 2006 Plan.

The 2006 Plan is being submitted to the shareholders for ratification, and the shareholders’ failure to ratify the 2006 Plan will not have any effect on the awards that have already been granted under the 2006 Plan.  If the shareholders do not ratify the 2006 Plan, however, the Board will take the shareholders’ failure to ratify the 2006 Plan into consideration when making future awards under the 2006 Plan and adopting stock plans in the future. In addition, shareholder approval of the 2006 Plan would make it possible for the Board to grant incentive stock options under the 2006 Plan if the Board chose to do so.  No incentive stock options have been granted to date under the 2006 Plan, and the Board has no current intention to grant any incentive stock options.

As of the record date, the Company has granted awards under the 2006 Plan to officers, directors and employees that utilize 4,350,000 of the shares potentially issuable under the 2006 Plan.  Accordingly, there are 25,650,000 shares currently available to make awards under the 2006 Plan.  The terms of the 2006 Plan, however, permit the Board to amend the 2006 Plan to, among other things, increase the number of shares available for issuance. All of the awards made to date were either awards of non-qualified stock options.

PURPOSE

The purpose of the 2006 Plan is to promote the interests of the Company (including its subsidiaries) and our shareholders by using investment interests in Rim Semiconductor to attract, retain and motivate our management and other persons, including officers, directors, key employees and certain consultants, to encourage and reward such persons’ contributions to our performance and to align our interests with our shareholders’ interests. In furtherance of this purpose, the 2006 Plan authorizes the granting of both incentive stock options and non-qualified stock options (each, a “2006 Plan Award”).  Each of these types of 2006 Plan Awards is described below under “2006 Plan Awards.”

The holder of a 2006 Plan Award granted pursuant to the 2006 Plan does not have any of the rights or privileges of a shareholder, except with respect to shares that have actually been issued.

ELIBIGILITY

Our key employees (including employees who are also directors or officers), directors and certain consultants of Rim Semiconductor or any of our subsidiaries are eligible to be granted 2006 Plan Awards under the 2006 Plan at the discretion of the board of directors.

EFFECTIVENESS; TERMINATION

Our board of directors approved the 2006 Plan on November 8, 2006.  Unless previously discontinued by the board of directors, the 2006 Plan will terminate on November 8, 2016.

ADMINISTRATION

Our board of directors currently administers the 2006 Plan.  In the future, the board of directors may form a Stock Plan Committee to administer the 2006 Plan.  Any Stock Plan Committee must be comprised solely of at least two non-employee directors and may be, but is not required to be, the same as the Compensation Committee of the board of directors.

SHARES SUBJECT TO THE PLAN

A total of 30,000,000 shares of common stock were initially reserved for issuance under the 2006 Plan.  There are currently 25,650,000 shares of common stock reserved for issuance of future 2006 Plan Awards under the 2006 Plan.  The Board has the authority to amend the 2006 Plan to increase this number of shares.  Shares of common stock issued under the 2006 Plan may be authorized but unissued shares, or shares we reacquire, including any shares we purchase on the open market.  The unexercised, unearned or yet-to-be acquired portions of any 2006 Plan Award that expire, terminate or are canceled, and shares of common stock issued pursuant to 2006 Plan Awards that are reacquired by us pursuant to the terms under which such shares were issued, will again become available for the grant of further 2006 Plan Awards.

2006 PLAN AWARDS

Under the 2006 Plan, the board of directors may grant either incentive stock options or nonqualified stock options.  Options may be granted for such number of shares of common stock as the board of directors determines, except that no participant may be granted options to acquire more than 5,000,000 shares of common stock in any one calendar year.

The board of directors determines the exercise price for each stock option.  In the case of incentive stock options, the board of directors will set the exercise price at no less than 110% of the fair market value of the common stock on the date the stock option is granted.

No stock option may be exercised after the expiration of ten years from the date of grant (or five years in the case of incentive stock options granted to certain employees owning more than 10% of the outstanding voting stock).  Pursuant to the 2006 Plan, the aggregate fair market value of the common stock for which one or more incentive stock options granted to any participant may for the first time become exercisable as incentive stock options under the federal tax laws during any one calendar year shall not exceed $100,000.

The exercise price for each stock option may be paid by the participant in cash or by such other means as the board of directors may authorize.  Fractional shares are not to be issued upon exercise of a stock option.  The board of directors may grant reload stock options in tandem with stock options that provide for an automatic grant of a stock option in the event a participant pays the exercise price of a stock option by delivery of common stock.

The board of directors may, in its discretion, at any time after the grant of a stock option, accelerate vesting of such option as a whole or in part by increasing the number of shares then purchasable.  However, the board of directors may not increase the total number of shares subject to an option.

Subject to the foregoing and the other provisions of the 2006 Plan, stock options may be exercised at such times and in such amounts and be subject to such restrictions and other terms and conditions, if any, as determined by the board of directors.

EFFECT OF TERMINATION

The effect of termination of a participant by the Company depends on the particular individual’s relationship with the Company when receiving a 2006 Plan Award.

Termination of Employees

In the case of an employee of the Company, unless provided otherwise in writing (which may be entered into at any time before or after termination of employment of the participant), in the event of the termination of a participant for “Just Cause” (as defined in the 2006 Plan), all of the participant’s unvested 2006 Plan Awards shall terminate and all of a participant’s unexercised 2006 Plan Awards (whether or not vested) shall be forfeited, expire and become void, as of the date of the participant’s Just Cause dismissal from the Company.

In the event of an employee participant’s termination for any other reason, unless provided otherwise in writing (which may be entered into at any time before or after termination of employment of the participant), all of the participant’s unvested 2006 Plan Awards shall terminate and all or the participant’s unexercised 2006 Plan Awards shall expire and become unexercisable as of the earlier of:

•                  the date such 2006 Plan Awards would have expired in accordance with the terms of the 2006 Plan Award had the recipient remained employed; and

•                  three (3) months after the date of the participant’s termination.

Provided, however, that in the event of a participant’s death, permanent disability or retirement, his or her unvested and/or unexercised, whether or not vested, 2006 Plan Awards shall expire and become void as of the earlier of:

•                  the date such 2006 Plan Awards would have expired in accordance with their terms had the recipient remained employed, and

•                  one year after the date of such termination (except in the case of incentive stock options, which shall terminate three months following termination of employment due to retirement).

Termination Of Business Relationships With Non-Employees

Unless provided otherwise in writing (which may be entered into at any time before or after termination of a business relationship with a participant), in the event of the termination of any non-employee recipient’s business relationship with the Company (including any recipient who is a director of the Company but not also an employee), all of the recipient’s unvested 2006 Plan Awards shall be terminated and become void, and all of the recipient’s unexercised 2006 Plan Awards (whether or not vested) shall be forfeited, expire and become void as of the earlier of:

•                  the date such 2006 Plan Awards would expire in accordance with their terms in the event the recipient remained in the business relationship with the Company;

•                  one year after such termination as a result of death or permanent disability; and

•                  three (3) months after such termination for any other reason.

The board of directors may, in its discretion, designate shorter or longer periods to exercise 2006 Plan Awards following a participant’s termination of engagement; however, any shorter periods shall be effective only if provided for in the 2006 Plan Award agreement or if otherwise consented to by the affected participant.  2006 Plan Awards may only be claimed to the extent that installments thereof had become exercisable on or before the date of termination of the employment.  Further, the board of directors may, in its discretion, elect to accelerate the vesting of all or any portion of any 2006 Plan Awards that had not vested prior to the date of termination.

Nothing in the 2006 Plan or any 2006 Plan Award confers upon any participant any right to continue to be employed by us or to interfere in any way with our right to terminate the employment of any person at any time.

NON-TRANSFERABILITY

No 2006 Plan Award may be sold, pledged or otherwise assigned in any manner other than by will or the laws of descent and distribution or, subject to the consent of the board of directors, pursuant to a qualified domestic relations order, unless and until such 2006 Plan Award has been exercised, or the shares underlying such 2006 Plan Award have been issued, and all restrictions applicable to such shares have lapsed.

CHANGE IN CONTROL

The 2006 Plan provides that, in the event of a change in our control, outstanding 2006 Plan Awards, whether or not vested, shall automatically terminate unless:

•                  the 2006 Plan is continued and the outstanding 2006 Plan Awards assumed;

•                  the outstanding 2006 Plan Awards are substituted with new awards covering the securities of a successor entity; or

•                  the board of directors has otherwise provided for:

•                  the acceleration of the vesting of the 2006 Plan Awards; and/or

•                  the cancellation of the 2006 Plan Awards and their automatic conversion into the right to receive the consideration payable to the holders of the common stock as a result of the change in control.

If the 2006 Plan Awards terminate because none of the preceding actions were provided for, then each participant shall have the right, prior to the change in control event, to exercise the participant’s 2006 Plan Awards to the fullest extent, including any installments that had not previously vested.

SUSPENSION, DISCONTINUANCE, REVISION AND AMENDMENT OF THE PLAN

The board of directors may at any time suspend, discontinue, revise or amend the 2006 Plan and the 2006 Plan as so revised or amended will govern all 2006 Plan Awards, including those granted before such revision or amendment.  The 2006 Plan acknowledges, however, that no revision or amendment will function to alter, impair or diminish any rights or obligations under any 2006 Plan Award previously granted (without the written consent of the affected participant(s)).

FEDERAL INCOME TAX CONSEQUENCES

The following is a brief summary of the principal federal income tax consequences of the grant and exercise of 2006 Plan Awards under present law.  This summary is not intended to be exhaustive and does not describe foreign, state or local tax consequences.

Tax Withholding.  If a 2006 Plan Award is satisfied in the form of shares of the common stock, then no shares may be issued unless and until arrangements satisfactory to the Company have been made to satisfy any tax withholding obligations applicable with respect to such Award.

Deductibility of Awards.  Company deductions for 2006 Plan Awards are limited by Section 162(m) of the Internal Revenue Code of 1986 (the “Code”) which generally limits the Company’s deduction for non-performance based compensation to $1.0 million per year for the Company’s CEO and its other four most highly compensated officers.

Incentive Stock Options.  Pursuant to the 2006 Plan, employees may be granted stock options that are intended to qualify as “incentive stock options” under the provisions of Section 422 of the Code.  An optionee will not recognize any taxable income for federal income tax purposes upon receipt of an incentive stock option or, generally, at the time of exercise of an incentive stock option.  The exercise of an incentive stock option generally will result in an increase in an optionee’s taxable income for alternative minimum tax purposes.

If an optionee exercises an incentive stock option and does not dispose of the shares received in a subsequent “disqualifying disposition” (generally, a sale, gift or other transfer within two years after the date of grant of the incentive stock option or within one year after the shares are transferred to the optionee), upon disposition of the shares any amount realized in excess of the optionee’s tax basis in the shares disposed of will be treated as a long-term capital gain, and any loss will be treated as a long-term capital loss. In the event of a disqualifying disposition, the difference between the fair market value of the shares received on the date of exercise and the exercise price (limited, in the case of a taxable sale or exchange, to the excess of the amount realized upon disposition over the optionee’s tax basis in the shares) will be treated as compensation received by the optionee in the year of disposition.  Any additional gain will be taxable as a capital gain and any loss as a capital loss, which will be long-term or short-term depending on the length of time the optionee held the shares.

If the exercise price of an incentive stock option is paid in whole or in part with shares of common stock, no income, gain or loss generally will be recognized by the optionee with respect to the shares of common stock paid as the exercise price.  However, if such shares of common stock were received upon the exercise of an incentive stock option, the use of those shares as payment of the exercise price will be considered a disposition for purposes of determining whether there has been a disqualifying disposition of those shares.

Neither the Company nor any of its subsidiaries will be entitled to a deduction with respect to shares received by an optionee upon exercise of an incentive stock option and not disposed of in a disqualifying disposition.  If an amount is treated as compensation received by an optionee because of a disqualifying disposition, we generally will be entitled to a corresponding deduction in the same amount for compensation paid.

Non-Qualified Stock Options.  An optionee will not recognize any taxable income for federal income tax purposes upon receipt of a non-qualified stock option with an exercise price equal to or greater than the fair market value of the common stock on the grant date.  Upon the exercise of a non-qualified stock option the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the exercise price will be treated as compensation received by the optionee in the year of exercise.  If the exercise price of a non-qualified stock option is paid in whole or in part with shares of common stock, (i) no income, gain or loss will be recognized by the optionee on the receipt of shares equal in value on the date of exercise to the shares delivered in payment of the exercise price, and (ii) no income, gain or loss will be recognized by the optionee with respect to the shares of common stock paid as the exercise price of the option.  The fair market value of the remainder of the shares received upon exercise of the non-qualified stock option, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise will be treated as compensation income received by the optionee on the date of exercise of the stock option.  We generally will be entitled to a deduction for compensation paid in the same amount treated as compensation received by the optionee.

Reload Option Rights.  An optionee should not recognize any taxable income for federal income tax purposes upon receipt of reload option rights, and a reload option should be treated as a non-qualified stock option.

Required Vote; Board Recommendation

To approve the 2006 Stock Incentive Plan, the number of shares voting FOR the 2006 Stock Incentive Plan must exceed the number of shares voting AGAINST it.  Neither abstentions nor broker non-votes will have any effect on the vote.

We recommend a vote FOR the 2006 Stock Incentive Plan.

Please Take a Moment Now to Vote.

Please Sign and Return Your Proxy Card or Follow the Procedures on the Proxy Card for Voting by Telephone.

Thank You.

Appendix A

RIM SEMICONDUCTOR COMPANY
AUDIT COMMITTEE CHARTER

The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company’s internal and external auditors.

The members of the Audit Committee shall meet the independence and experience requirements of the National Association of Security Dealers, Inc. and The Nasdaq Stock Market, Inc.  The members of the Audit Committee shall be appointed by the Board.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee.  The Audit Committee may request any officer or employee of the Company  or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Audit Committee shall make regular reports to the Board.

The Audit Committee shall:

1.                                       Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

2.                                       Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company’s financial statements.

3.                                       Review any analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements.

4.                                       Review with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q.

5.                                       Meet periodically with management to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

6.                                       Review major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

7.                                       Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

8.                                       Approve the fees to be paid to the independent auditor.

9.                                       Receive periodic reports from the independent auditor regarding the auditor’s independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

10.                                 Evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

11.                                 Review the appointment and replacement of the senior internal auditing executive.

12.                                 Review the significant reports to management prepared by the internal auditing department and management’s responses.

13.                                 Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

14.                                 Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

15.                                 Obtain reports from management, the Company’s senior internal auditing executive and the independent auditor that the Company’s subsidiary/foreign affiliated entities are in conformity with applicable legal requirements.

16.                                 Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

17.                                 Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company’s response to that letter.  Such review should include:

(a)                                  Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

(b)                                 Any changes required in the planned scope of the internal audit.

(c)                                  The internal audit department responsibilities, budget and staffing.

18.                                 Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

19.                                 Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Conduct.

20.                                 Review with the Company’s General Counsel (or in the absence of a General Counsel, the Company’s outside legal counsel) legal matters that may have a material impact on the financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or governmental agencies.

21.                                 Meet at least annually with the chief financial officer, the senior internal auditing executive (if different than the Chief Financial Officers) and the independent auditor in separate executive sessions.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.  This is the responsibility of management and the independent auditor.  Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor.

Appendix B

RIM SEMICONDUCTOR COMPANY

2003 CONSULTANT STOCK PLAN

1.                                      PURPOSE OF PLAN

The Company has adopted this Plan to promote the interests of the Company, its Affiliated Entities and its stockholders by using investment interests in the Company to attract, retain and motivate certain outside consultants, to encourage and reward such persons’ contributions to the performance of the Company and to align their interests with the interests of the Company’s stockholders.  The Company’s employees, officers and directors shall not be eligible to receive Awards under this Plan.  Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in Article 9.

2.             EFFECTIVE DATE AND TERM OF PLAN

2.1.         Term of Plan.  This Plan became effective as of the Effective Date and shall continue in effect until the Expiration Date, at which time this Plan shall automatically terminate.

2.2.         Effect on Awards.  No Awards may be granted after the Plan Term.  Notwithstanding the foregoing, each Award properly granted under this Plan during the Plan Term shall remain in effect after termination of this Plan until such Award has been exercised, terminated or expired, as applicable, in accordance with its terms and the terms of this Plan.

3.             SHARES SUBJECT TO PLAN

3.1.         Number of Shares.  The maximum number of shares of Common Stock reserved and available for issuance under this Plan shall be 6,000,000 subject to adjustment as set forth in Section 3.4.

3.2.         Source of Shares.  The Common Stock to be issued under this Plan will be made available, at the discretion of the Board, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company, including without limitation, shares purchased on the open market.

3.3.         Availability of Unused Shares.  Shares of Common Stock underlying unexercised, unearned or yet-to-be acquired portions of any Award granted under this Plan that expire, terminate or are canceled, and shares of Common Stock issued pursuant to Awards under this Plan that are reacquired by the Company pursuant to the terms under which such shares were issued, will again become available for the grant of further Awards under this Plan.

3.4.         Adjustment Provisions.

(a)           If (i) the outstanding shares of Common Stock of the Company are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed in respect of such shares of Common Stock (or any stock or securities received with respect to such Common Stock), through merger, consolidation, sale or exchange of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off or other distribution with respect to such shares of Common Stock (or any stock or securities received with respect to such Common Stock), or (ii) the value of the outstanding shares of Common Stock of the Company is reduced by reason of an extraordinary cash dividend, an appropriate and proportionate adjustment may be made in (1) the maximum number and kind of shares or securities available for issuance under this Plan, (2) the number and kind of shares or other securities that can be granted to any one individual Recipient under his or her Awards, (3) the number and kind of shares or other securities subject to then outstanding Awards under this Plan, and/or (4) the price for each share or other unit of any other securities subject to then outstanding Awards under this Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of securities comprising such Awards) as to which such Awards remain exercisable.

(b)           No fractional interests will be issued under this Plan resulting from any adjustments, but the Administering Body, in its sole discretion, may make a cash payment in lieu of any fractional shares of Common Stock issuable as a result of such adjustments.

(c)           To the extent any adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administering Body, whose determination in that respect shall be final, binding and conclusive.

(d)           The grant of Awards pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

4.             ADMINISTRATION OF PLAN

4.1.         Administering Body.

(a)           This Plan shall be administered by the Board or by the Stock Plan Committee of the Board appointed pursuant to Section 4.1(b). The Stock Plan Committee may (but is not required to be), in the discretion of the Board, the same as the compensation committee of the Board.

(b)           (i)            The Board in its sole discretion may from time to time appoint a Stock Plan Committee of not less than two (2) Board members to administer this Plan and, subject to applicable law, to exercise all of the powers, authority and discretion of the Board under this Plan.  The Board may from time to time increase or decrease (but not below two (2)) the number of members of the Stock Plan Committee, remove from membership on the Stock Plan Committee all or any portion of its members, and/or appoint such person or persons as it desires to fill any vacancy existing on the Stock Plan Committee, whether caused by removal, resignation or otherwise.  The Board may disband the Stock Plan Committee at any time and thereby revest in the Board the administration of this Plan.

(ii)           The Stock Plan Committee shall report to the Board the names of Consultants granted Awards, the precise type of Award granted, the number of shares of Common Stock issuable pursuant to such Award and the terms and conditions of each such Award.

4.2.         Authority of Administering Body.

(a)           Subject to the express provisions of this Plan, the Administering Body shall have the power to interpret and construe this Plan and any agreements or other documents defining the rights and obligations of the Company and such Consultants who have been granted Awards hereunder and thereunder, to determine all questions arising hereunder and thereunder, to adopt and amend such rules and regulations for the administration hereof and thereof as it may deem desirable, and otherwise to carry out the terms of this Plan and such agreements and other documents.  The interpretation and construction by the Administering Body of any provisions of this Plan or of any Award shall be conclusive and binding.  Any action taken by, or inaction of, the Administering Body relating to this Plan or any Award shall be within the absolute discretion of the Administering Body and shall be conclusive and binding upon all persons.  Subject only to compliance with the express provisions hereof, the Administering Body may act in its absolute discretion in matters related to this Plan and any and all Awards.

(b)           Subject to the express provisions of this Plan, the Administering Body may from time to time, in its discretion, select the Consultants to whom, and the time or times at which, such Awards shall be granted, the nature of each Award, the number of shares of Common Stock that comprise or underlie each Award, the period for the purchase or exercise of each Award, as applicable, the Performance Criteria applicable to the Award, if any, and such other terms and conditions applicable to each individual Award as the Administering Body shall determine.  The Administering Body may grant, at any time, new Awards to a Consultant who has previously received Awards whether such prior Awards are still outstanding, have previously been canceled, disposed of or exercised as a whole or in part, as applicable, or are canceled in connection with the issuance of new Awards.  The Administering Body may grant Awards singly, in combination or in tandem with other Awards, as it determines in its discretion.  Any and all terms and conditions of the Awards, including the purchase or exercise price, as the case may be, may be established by the Administering Body without regard to existing Awards.

(c)           Any action of the Administering Body with respect to the administration of this Plan shall be taken pursuant to a majority vote of the authorized number of members of the Administering Body or by the unanimous written consent of its members; provided, however, that (i) if the Administering Body is the Stock Plan Committee and consists of two (2) members, then actions of the Administering Body must be unanimous and (ii) if the Administering Body is the Board, actions taken at a meeting of the Board shall be valid if approved by directors constituting a majority of the required quorum for such meeting.

4.3.         Eligibility.  Only Consultants shall be eligible to receive Awards under this Plan as shall be selected from time to time by the Administering Body, in its sole and absolute discretion.

4.4.         No Liability.  No member of the Board or the Stock Plan Committee or any designee thereof will be liable for any action or inaction with respect to this Plan or any Award or any transaction arising under this Plan or any Award, except in circumstances constituting bad faith of such member.

4.5.         Amendments.

(a)           The Administering Body may, insofar as permitted by applicable law, rule or regulation, from time to time suspend or discontinue this Plan or revise or amend it in any respect whatsoever, and this Plan as so revised or amended will govern all Awards hereunder, including those granted before such revision or amendment; provided, however, that no such revision or amendment shall alter, impair or diminish any rights or obligations under any Award previously granted under this Plan, without the written consent of the Recipient.  Without limiting the generality of the foregoing, the Administering Body is authorized to amend this Plan to comply with or take advantage of amendments to applicable laws, rules or regulations, including amendments to the Securities Act, Exchange Act or the IRC or any rules or regulations promulgated thereunder.  No stockholder approval of any amendment or revision shall be required unless (i) such approval is required by applicable law, rule or regulation or (ii) an amendment or revision to this Plan is required by any stock exchange or automated quotation system then listing the shares of Common Stock.

(b)           The Administering Body may, with the written consent of a Recipient, make such modifications in the terms and conditions of an Award as it deems advisable.  Without limiting the generality of the foregoing, the Administering Body may, in its discretion with the written consent of Recipient, at any time and from time to time after the grant of any Award (i) accelerate or extend the vesting or exercise period of any Award as a whole or in part and (ii) adjust or reduce the purchase or exercise price, as applicable, of Awards held by such Recipient by cancellation of such Awards and granting of Awards at lower purchase or exercise prices or by modification, extension or renewal of such Awards.

(c)           Except as otherwise provided in this Plan or in the applicable Award Agreement, no amendment, revision, suspension or termination of this Plan will, without the written consent of the Recipient, alter, terminate, impair or adversely affect any right or obligation under any Award previously granted under this Plan.

4.6.         Other Compensation Plans.  The adoption of this Plan shall not affect any other stock option, securities purchase, incentive or other compensation plans in effect for the Company, and this Plan shall not preclude the Company from establishing any other forms of incentive or other compensation for Employees, Directors, Consultants or others, whether or not approved by stockholders.

4.7.         Plan Binding on Successors.  This Plan shall be binding upon the successors and assigns of the Company.

4.8.         References to Successor Statutes, Regulations and Rules.  Any reference in this Plan to a particular statute, regulation or rule shall also refer to any successor provision of such statute, regulation or rule.

4.9.         Invalid Provisions.  In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid and unenforceable provision were not contained herein.

4.10.       Governing Law.  This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of Utah, without giving effect to the principles of the conflicts of laws thereof.

5.             GENERAL AWARD PROVISIONS

5.1.         Participation in the Plan.

(a)           A person shall be eligible to receive Award grants under this Plan if, at the time of the grant of such Award, such person is a Consultant.

(b)           Notwithstanding anything to the contrary herein, the Administering Body may, in order to fulfill the purposes of this Plan, modify grants of Awards to Recipients who are foreign nationals or employed outside of the United States to recognize differences in applicable law, tax policy or local custom.

5.2.         Award Agreements.

(a)           Each Award granted under this Plan shall be evidenced by an Award Agreement, which shall be duly executed on behalf of the Company and by the Recipient or, in the Administering Body’s discretion, a confirming memorandum issued by the Company to the Recipient setting forth such terms and conditions applicable to such Award as the Administering Body may in its discretion determine.  Award Agreements may but need not be identical and shall comply with and be subject to the terms and conditions of this Plan, a copy of which shall be provided to each Recipient and incorporated by reference into each Award Agreement.  Any Award Agreement may contain such other terms, provisions and conditions not inconsistent with this Plan as may be determined by the Administering Body.

(b)           In case of any conflict between this Plan and any Award Agreement, this Plan shall control.

(c)           In consideration of the granting of an Award under the Plan, if requested by the Company, the Recipient shall agree, in the Award Agreement, to consult for the Company or any Affiliated Entity for a period of at least one (1) year (or such shorter period as may be fixed in the Award Agreement or by action of the Administering Body following grant of the Award) after the Award is granted.

5.3.         Exercise of Awards.  No Award granted hereunder shall be issuable or exercisable except in respect of whole shares, and fractional share interests shall be disregarded.  An Award  shall be deemed to be claimed or exercised when the Secretary or other designated official of the Company receives appropriate written notice, on such form acceptable to the Company, from the Recipient, together with payment of the applicable purchase or exercise price made in accordance with the Award Agreement and any amounts required under Section 5.11.  Notwithstanding any other provision of this Plan, the Administering Body may impose, by rule and/or in Award Agreements, such conditions upon the exercise of Awards (including without limitation conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including without limitation Rule 16b-3 and Rule 10b-5 under the Exchange Act, and any amounts required under Section 5.11 or other applicable section of or regulation under the IRC.

5.4.         Payment for Awards.

(a)           Awards requiring payment of a purchase or exercise price shall be payable upon the exercise of such Award pursuant to any Award granted hereunder by delivery of legal tender of the United States or payment of such other consideration as the Administering Body may from time to time deem acceptable in any particular instance.

(b)           The Company may assist any person to whom Awards are granted hereunder in the payment of the exercise price or other amounts payable in connection with the receipt or exercise of such Award, by lending such amounts to such person on such terms and at such rates of interest and upon such security (if any) as shall be approved by the Administering Body.

(c)           In the discretion of the Administering Body, payments for purchase or exercise of Awards may be by matured capital stock of the Company (i.e., owned longer than six (6) months) delivered in transfer to the Company by or on behalf of the person exercising the Award and duly endorsed in blank or accompanied by stock powers duly endorsed in blank, with signatures guaranteed in accordance with the Exchange Act if required by the Administering Body (valued at Fair Market Value as of the exercise date), or such other consideration as the Administering Body may from time to time in the exercise of its discretion deem acceptable in any particular instance; provided, however, that the Administering Body may, in the exercise of its discretion, (i) allow exercise of Stock Options in a broker-assisted or similar transaction in which the exercise price is not received by the Company until promptly after exercise, and/or (ii) allow the Company to loan the applicable purchase or exercise price to the Recipient, if the purchase or exercise will be followed by a prompt sale of some or all of the underlying shares and a portion of the sale proceeds is dedicated to full payment of the purchase or exercise price and amounts required pursuant to Section 5.11.

5.5.         No Continuing Rights.  Nothing contained in this Plan (or in any Award Agreement or in any other agreement or document related to this Plan or to Awards granted hereunder) shall confer upon any Consultant or Recipient any right to continue as a Consultant to the Company or any Affiliated Entity or constitute any contract or agreement of engagement, or interfere in any way with the right of the Company or any Affiliated Entity to reduce such person’s compensation or other benefits or to terminate the engagement of such Consultant or Recipient, with or without cause.  Except as expressly provided in this Plan or in any Award Agreement pursuant to this Plan, the Company shall have the right to deal with each Recipient in the same manner as if this Plan and any such Award Agreement did not exist, including without limitation with respect to all matters related to the hiring, retention, discharge, compensation and conditions of the engagement of the Recipient.  Any questions as to whether and when there has been a termination of a Recipient’s engagement, the reason (if any) for such termination, and/or the consequences thereof under the terms of this Plan or any statement evidencing the grant of Awards pursuant to this Plan shall be determined by the Administering Body, and the Administering Body’s determination thereof shall be final and binding.

5.6.         Restrictions Under Applicable Laws and Regulations.

(a)           All Awards granted under this Plan shall be subject to the requirement that, if at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the shares subject to any such Award granted under this Plan upon any securities exchange or under any federal, state or foreign law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Awards or the issuance, if any, or purchase of shares in connection therewith, such Awards may not be granted or exercised as a whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.  During the term of this Plan, the Company will use reasonable efforts to seek to obtain from the appropriate regulatory agencies any requisite qualifications, consents, approvals or authorizations in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of this Plan.  The inability of the Company to obtain from any such regulatory agency having jurisdiction thereof the qualifications, consents, approvals or authorizations deemed by the Company to be necessary for the lawful issuance and sale of any shares of its Common Stock hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such stock as to which such requisite authorization shall not have been obtained.

(b)           The Company shall be under no obligation to register or qualify the issuance of Awards or underlying shares of Common Stock under the Securities Act or applicable state securities laws.  Unless the shares of Common Stock applicable to any such Award have been registered under the Securities Act and qualified or registered under applicable state securities laws, the Company shall be under no obligation to issue any shares of Common Stock covered by any Award unless the Award and underlying shares of Common Stock, as applicable, may be issued pursuant to applicable exemptions from such registration or qualification requirements.  In connection with any such exempt issuance, the Administering Body may require the Recipient to provide a written representation and undertaking to the Company, satisfactory in form and scope to the Company and upon which the Company may reasonably rely, that such Recipient is acquiring such securities for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares of stock, and that such person will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act and other applicable law, and that if shares of stock are issued without such registration, a legend to this effect (together with any other legends deemed appropriate by the Administering Body) may be endorsed upon the securities so issued.  The Company may also order its transfer agent to stop transfers of such securities.  The Administering Body may also require the Recipient to provide the Company such information and other documents as the Administering Body may request in order to satisfy the Administering Body as to the investment sophistication and experience of the Recipient and as to any other conditions for compliance with any such exemptions from registration or qualification.

5.7.         Additional Conditions.  Any Award may also be subject to such other provisions (whether or not applicable to any other Award or Consultant) as the Administering Body determines appropriate including without limitation (a) provisions to assist the Recipient in financing the purchase of Common Stock issuable as a result of such Award, (b) provisions for the forfeiture of or restrictions on resale or other disposition of shares of Common Stock acquired under any form of benefit, (c) provisions giving the Company the right to repurchase shares of Common Stock acquired under any form of benefit in the event the Recipient elects to dispose of such shares, and (d) provisions to comply with federal and state securities laws and federal and state income tax withholding requirements.

5.8.         No Privileges of Stock Ownership.  Except as otherwise set forth herein, a Recipient shall have no rights as a stockholder with respect to any shares issuable or issued in connection with an Award until the date of the receipt by the Company of all amounts payable in connection with the purchase or exercise, as applicable, of the Award, the satisfaction or waiver of all applicable Performance Criteria and performance by the Recipient of all obligations applicable thereto.  Status as a Consultant shall not be construed as a commitment that any Award will be granted under this Plan to a Consultant or to Consultants generally.  No person shall have any right, title or interest in any fund or in any specific asset (including shares of capital stock) of the Company by reason of any Award granted hereunder.  Neither this Plan (nor any documents related hereto) nor any action taken pursuant hereto (or thereto) shall be construed to create a trust of any kind or a fiduciary relationship between the Company and any Person.  To the extent that any Person acquires a right to receive Awards hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

5.9.         Non-Transferable.

(a)           No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administering Body, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed.  No Award or interest or right therein shall be subject to liability for the debts, contracts or engagements of the Recipient or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

(b)           During the lifetime of the Recipient, only he or she may exercise an Option or other Award (or any portion thereof) granted to him or her under the Plan, unless it has been disposed of with the consent of the Administering Body pursuant to a DRO.  After the death of the Recipient, any exercisable portion of an Option or other Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Recipient’s will or under the then applicable laws of descent and distribution.

5.10.       Information to Recipients.

(a)           The Administering Body in its sole discretion shall determine what, if any, financial and other information shall be provided to Recipients and when such financial and other information shall be provided after giving consideration to applicable federal and state laws, rules and regulations, including without limitation applicable federal and state securities laws, rules and regulations.

(b)           The furnishing of financial and other information that is confidential to the Company shall be subject to the Recipient’s agreement that the Recipient shall maintain the confidentiality of such financial and other information, shall not disclose such information to third parties, and shall not use the information for any purpose other than evaluating an investment in the Company’s securities under this Plan.  The Administering Body may impose other restrictions on the access to and use of such confidential information and may require a Recipient to acknowledge the Recipient’s obligations under this Section 5.10(b) (which acknowledgment shall not be a condition to the Recipient’s obligations under this Section 5.10(b)).

5.11.       Withholding Taxes.  Whenever the granting, vesting or exercise of any Award granted under this Plan, or the transfer of any shares issued upon exercise of any Award, gives rise to tax or tax withholding liabilities or obligations, the Administering Body shall have the right to require the Recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to issuance of such shares.  The Administering Body may, in the exercise of its discretion, allow satisfaction of tax withholding requirements by accepting delivery of stock of the Company (or by withholding a portion of the stock otherwise issuable in connection with such Awards).

5.12.       Legends on Common Stock Certificates.  Each certificate representing shares acquired as a result of any Award granted hereunder shall be endorsed with all legends, if any, required by applicable federal and state securities and other laws to be placed on the certificate.  The determination of which legends, if any, shall be placed upon such certificates shall be made by the Administering Body in its sole discretion and such decision shall be final and binding.

5.13.       Effect of Termination of Engagement on Awards.

(a)           Termination.  Subject to Section 5.13(b), and except as otherwise provided in a written agreement between the Company and the Recipient, which may be entered into at any time before or after termination of engagement of the Recipient, in the event of the termination of any Recipient’s engagement, all of the Recipient’s unvested Awards shall terminate and all of the Recipient’s unexercised Awards shall expire and become unexercisable as of the earlier of (A) the date such Awards would have expired in accordance with their terms had the Recipient remained engaged by the Company and (B)(i) six (6) months after Recipient’s engagement is terminated as a result of death or Permanent Disability and (ii) ninety (90) days after Recipient’s engagement is terminated for any other reason.

(b)           Alteration of Vesting and Exercise Periods.  Notwithstanding anything to the contrary in Section 5.13(a), the Administering Body may, in its discretion, designate shorter or longer periods to claim or otherwise exercise Awards following a Recipient’s termination of engagement; provided, however, that any shorter periods determined by the Administering Body shall be effective only if provided for in the instrument that evidences the grant to the Recipient of such Award or if such shorter period is agreed to in writing by the Recipient.  Notwithstanding anything to the contrary herein, awards shall be claimed or exercisable by a Recipient following such Recipient’s termination of engagement only to the extent that the installments thereof had become exercisable on or prior to the date of such termination; and provided further, that the Administering Body may, in its discretion, elect to accelerate the vesting of all or any portion of any Awards that had not vested on or prior to the date of such termination.

5.14.       Transfer; Leave of Absence.  For purposes of this Plan, the transfer by a Recipient to the engagement of (i) the Company from a Subsidiary Corporation, (ii) from the Company to a Subsidiary Corporation or (iii) from one Subsidiary Corporation to another Subsidiary Corporation (including the assignment between the Company and a Subsidiary Corporation or between two Subsidiary Corporations, as applicable, of an agreement pursuant to which such services are rendered).

5.15.       Limitations Applicable to Section 16 Persons.  Notwithstanding any other provision of this Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule.  To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

6.             STOCK OPTIONS

6.1.         Nature of Stock Options.  Stock Options shall be Non-qualified Stock Options only.

6.2.         Option Exercise Price.  The exercise price for each Stock Option shall be determined by the Administering Body as of the date such Stock Option is granted.  The Administering Body may, with the consent of the Recipient and subject to compliance with statutory or administrative requirements applicable to Incentive Stock Options, amend the terms of any Stock Option to provide that the exercise price of the shares remaining subject to the Stock Option shall be reestablished at a price determined by the Administering Body on the date such amendment is approved.  No modification of any other term or provision of any Stock Option that is amended in accordance with the foregoing shall be required, although the Administering Body may, in its discretion, make such further modifications of any such Stock Option as are not inconsistent with this Plan.

6.3.         Option Period and Vesting.  Stock Options granted hereunder shall vest and may be exercised as determined by the Administering Body, except that exercise of such Stock Options after termination of the Recipient’s employment or engagement shall be subject to Section 5.13.  Each Stock

Option granted hereunder and all rights or obligations thereunder shall expire on such date as shall be determined by the Administering Body, but not later than ten (10) years after the date the Stock Option is granted and shall be subject to earlier termination as provided herein or in the Award Agreement.  The Administering Body may, in its discretion at any time and from time to time after the grant of a Stock Option, accelerate vesting of such Option as a whole or in part by increasing the number of shares then purchasable, provided that the total number of shares subject to such Stock Option may not be increased.  Except as otherwise provided herein, a Stock Option shall become exercisable, as a whole or in part, on the date or dates specified by the Administering Body and thereafter shall remain exercisable until the expiration or earlier termination of the Stock Option.

6.4.         Reload Options.  At the discretion of the Administering Body, Stock Options granted pursuant to this Plan may include a “reload” feature pursuant to which a Recipient exercising an Option by the delivery of a number of shares of matured capital stock in accordance with Section 5.4(c) hereof and the Award Agreement would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Common Stock on the date the additional Option is granted and with the same expiration date as the original Option being exercised, and with such other terms as the Administering Body may provide) to purchase that number of shares of Common Stock equal to the number delivered to exercise the original Option.

6.5.         Restrictions.  The Administering Body, in its sole and absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate.  Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares.

7.             STOCK AWARDS

7.1.         Grant or Sale of Stock.  The Administering Body may, in its sole discretion, grant (or sell at a purchase price determined by the Administering Body) a Stock Award to any Consultant, pursuant to which such individual may receive shares of Common Stock free of any vesting restrictions under the Plan.  Stock Awards may be granted or sold as described in the preceding sentence in respect of past services, services to be performed, or other valid consideration, or in lieu of any cash compensation due to such individual.

8.             REORGANIZATIONS

8.1.         Corporate Transactions Not Involving a Change in Control.  If the Company shall consummate any Reorganization not involving a Change in Control in which holders of shares of Common Stock are entitled to receive in respect of such shares any securities, cash or other consideration (including without limitation a different number of shares of Common Stock), each Award outstanding under this Plan shall thereafter be claimed or exercisable, in accordance with this Plan, only for the kind and amount of securities, cash and/or other consideration receivable upon such Reorganization by a holder of the same number of shares of Common Stock as are subject to that Award immediately prior to such Reorganization, and any adjustments will be made to the terms of the Award, and the underlying Award Agreement, in the sole discretion of the Administering Body as it may deem appropriate to give effect to the Reorganization.

8.2.         Corporate Transactions Involving a Change in Control.  As of the effective time and date of any Change in Control, this Plan and any then outstanding Awards (whether or not vested) shall automatically terminate unless (a) provision is made in writing in connection with such transaction for the continuance of this Plan and for the assumption of such Awards, or for the substitution for such Awards of new grants covering the securities of a successor entity or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and exercise prices, in which event this Plan and such outstanding Awards shall continue or be replaced, as the case may be, in the manner and under the terms so provided; or (b) the Board otherwise has provided or shall provide in writing for such adjustments as it deems appropriate in the terms and conditions of the then-outstanding Awards (whether or not vested), including without limitation (i) accelerating the vesting of outstanding Awards and/or (ii) providing for the cancellation of Awards and their automatic conversion into the right to receive the securities, cash and/or other consideration that a holder of the shares underlying such Awards would have been entitled to receive upon consummation of such Change in Control had such shares been issued and outstanding immediately prior to the effective date and time of the Change in Control (net of the appropriate option exercise prices).  If, pursuant to the foregoing provisions of this Section 8.2, this Plan and the Awards granted hereunder shall terminate by reason of the occurrence of a Change in Control without provision for any of the actions described in clause (a) or (b) hereof, then any Recipient holding outstanding Awards shall have the right, at such time immediately prior to the consummation of the Change in Control as the Board shall designate, to convert, claim or exercise, as applicable, the Recipient’s Awards to the full extent not theretofore converted, claimed or exercised, including any installments which have not yet become vested.

9.             DEFINITIONS

Capitalized terms used in this Plan and not otherwise defined shall have the meanings set forth below:

“Administering Body” shall mean the Board as long as no Stock Plan Committee has been appointed and is in effect and shall mean the Stock Plan Committee as long as the Stock Plan Committee is appointed and in effect.

“Affiliated Entity” means any Parent Corporation or Subsidiary Corporation.

“Award” or “Awards,” except where referring to a particular category or grant under the Plan, shall include Non-qualified Stock Options and Stock Awards.

“Award Agreement” means the agreement or confirming memorandum setting forth the terms and conditions of the Award.

“Board” means the Board of Directors of the Company.

“Change in Control” means the following and shall be deemed to occur if any of the following events occur:

(a)           Any Person becomes after the Effective Date the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either the then outstanding shares of Common Stock or the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors; or

(b)           Individuals who, as of the effective date hereof, constitute the Board of Directors of the Company (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors of the Company, provided that any individual who becomes a director after the effective date hereof whose election, or nomination for election by the Company’s stockholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered to be a member of the Incumbent Board unless that individual was nominated or elected by any Person having the power to exercise, through beneficial ownership, voting agreement and/or proxy, 50% or more of either the outstanding shares of Common Stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors, in which case that individual shall not be considered to be a member of the Incumbent Board unless such individual’s election or nomination for election by the Company’s stockholders is approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board; or

(c)           Consummation by the Company of the sale or other disposition by the Company of all or substantially all of the Company’s assets or a reorganization or merger or consolidation of the Company with any other person, entity or corporation, other than

(i)            a reorganization or merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto (or, in the case of a reorganization or merger or consolidation that is preceded or accomplished by an acquisition or series of related acquisitions by any Person, by tender or exchange offer or otherwise, of voting securities representing 5% or more of the combined voting power of all securities of the Company, immediately prior to such acquisition or the first acquisition in such series of acquisitions) continuing to represent, either by remaining outstanding or by being converted into voting securities of another entity, more than 50% of the combined voting power of the voting securities of the Company or such other entity outstanding immediately after such reorganization or merger or consolidation (or series of related transactions involving such a reorganization or merger or consolidation), or

(ii)           a reorganization or merger or consolidation effected to implement a recapitalization or reincorporation of the Company (or similar transaction) that does not result in a material change in beneficial ownership of the voting securities of the Company or its successor; or

(d)           Approval by the stockholders of the Company or any order by a court of competent jurisdiction of a plan of liquidation of the Company.

(e)           Notwithstanding the foregoing, a Change in Control of the type described in paragraph (b), (c) or (d) shall be deemed to be completed on the date it occurs, and a Change in Control of the type described in paragraph (a) shall be deemed to be completed as of the date the entity or group attaining 50% or greater ownership has elected its representatives to the Company’s Board of Directors and/or caused its nominees to become officers of the Company with the authority to terminate or alter the terms of employee’s employment.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Company as constituted on the Effective Date of this Plan, and as thereafter adjusted as a result of any one or more events requiring adjustment of outstanding Awards under Section 3.4 above.

“Company” means Rim Semiconductor Company, a Utah corporation.

“Consultant” means any consultant or advisor if:

(a)           the consultant or advisor renders bona fide services to the Company or any Affiliated Entity;

(b)           the services rendered by the consultant or advisor are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and

(c)           the consultant or advisor is a natural person.

“Director” means any person serving on the Board of the Company irrespective of whether such person is also an Employee of the Company.

“DRO” shall mean a domestic relations order as defined by the IRC or Title I of ERISA or the rules thereunder.

“Effective Date” means January 30, 2003, which is the date this Plan was adopted by the Board.

“Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the IRC) of the Company or any Affiliated Entity.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Expiration Date” means the tenth anniversary of the Effective Date.

“Fair Market Value” of a share of the Company’s capital stock as of a particular date shall be: (a) if the stock is listed on an established stock exchange or exchanges (including for this purpose, the Nasdaq National Market), the closing sale prices of the stock quoted for such date as reported in the transactions index of each such exchange, as published in The Wall Street Journal and determined by the Administering Body, or, if no sale price was quoted in any such index for such date, then as of the next preceding date on which such a sale price was quoted; or (b) if the stock is not then listed on an exchange or the Nasdaq National Market, the average of the closing bid and asked prices per share for the stock in the over-the-counter market as quoted on The Nasdaq Small Cap Market on such date (in the case of (a) or (b), subject to adjustment as and if necessary and appropriate to set an exercise price not less than 100% of the Fair Market Value of the stock on the date an option is granted); or (c) if the stock is not then listed on an exchange or quoted in the over-the-counter market, an amount determined in good faith by the Administering Body; provided, however, that (i) when appropriate, the Administering Body, in determining Fair Market Value of capital stock of the Company, may take into account such other factors as it may deem appropriate under the circumstances and (ii) if the stock is traded on the Nasdaq SmallCap Market and both sales prices and bid and asked prices are quoted or available, the Administering Body may elect to determine Fair Market Value under either clause (i) or (ii) above.  Notwithstanding the foregoing, the Fair Market Value of capital stock for purposes of grants of Incentive Stock Options shall be determined in compliance with applicable provisions of the IRC.

“Incentive Stock Option” means a Stock Option that qualifies as an incentive stock option under Section 422 of the IRC, or any successor statute thereto.

“IRC” means the Internal Revenue Code of 1986, as amended.

“Non-qualified Stock Option” means a Stock Option that is not an Incentive Stock Option.

“Parent Corporation” means any Parent Corporation as defined in Section 424(e) of the IRC.

“Permanent Disability” shall mean that the Recipient becomes physically or mentally incapacitated or disabled so that the Recipient is unable to perform substantially the same services as the Recipient performed prior to incurring such incapacity or disability (the Company, at its option and expense, being entitled to retain a physician to confirm the existence of such incapacity or disability, and the determination of such physician to be binding upon the Company and the Recipient), and such incapacity or disability continues for a period of three consecutive months or six months in any 12-month period or such other period(s) as may be determined by the Stock Plan Committee with respect to any Award.

“Person” means any person, entity or group, within the meaning of Section 13(d) or 14(d) of the Exchange Act, but excluding (a) the Company and its Subsidiary Corporations, (b) any employee stock ownership or other employee benefit plan maintained by the Company that is qualified under ERISA and (c) an underwriter or underwriting syndicate that has acquired the Company’s securities solely in connection with a public offering thereof.

“Plan” means this 2003 Stock Consultant Plan of the Company.

“Plan Term” means the period during which this Plan remains in effect (commencing on the Effective Date and ending on the Expiration Date).

“Recipient” means a person who has received Awards under this Plan or any person who is the successor in interest to a Recipient.

“Reorganization” means any merger, consolidation or other reorganization.

“Rule 16b-3” means Rule 16b-3 under the Exchange Act.

“Securities Act” means the Securities Act of 1933, as amended.

“Significant Stockholder” is an individual who, at the time an Award is granted to such individual under this Plan, owns more than 10% of the combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation (after application of the attribution rules set forth in Section 424(d) of the IRC).

“Stock Award” means any Award granted pursuant to Article 8 of this Plan.

“Stock Option” or “Option” means a right to purchase stock of the Company granted under Article 6 of this Plan to a Consultant.

“Stock Plan Committee” means the committee appointed by the Board to administer this Plan pursuant to Section 4.1.

“Subsidiary Corporation” means any Subsidiary Corporation as defined in Section 424(f) of the IRC.

Appendix C

RIM SEMICONDUCTOR COMPANY

2006 STOCK INCENTIVE PLAN

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1.             PURPOSE OF PLAN

The Company adopted this Plan to promote the interests of the Company, its Affiliated Entities and their respective shareholders by using investment interests in the Company to attract, retain and motivate management and other persons, including officers, directors, employees and certain consultants of the Company and the Affiliated Entities, to encourage and reward such persons’ contributions to the performance of the Company and to align their interests with the interests of the Company’s shareholders.  Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in Article 8.

2.             EFFECTIVE DATE AND TERM OF PLAN

2.1          Term of Plan.  This Plan became effective as of the Effective Date and shall continue in effect until the Expiration Date, at which time this Plan shall automatically terminate.

2.2          Effect on Awards.  Awards may be granted during the Plan Term, but no Awards may be granted after the Plan Term.  Notwithstanding the foregoing, each Award properly granted under this Plan during the Plan Term shall remain in effect after termination of this Plan until such Award has been exercised, terminated or expired, as applicable, in accordance with its terms and the terms of this Plan.

2.3          Shareholder Approval.  This Plan must be approved by the Company’s shareholders within twelve (12) months after the Effective Date.  The effectiveness of any Awards granted prior to such shareholder approval shall be specifically subject to, and conditioned upon, such shareholder approval.

3.             SHARES SUBJECT TO PLAN

3.1          Reserved Number of Shares.  The maximum number of shares of Common Stock reserved and available for issuance under this Plan shall be Thirty Million (30,000,000), subject to adjustment as set forth in Section 3.4.

3.2          Source of Shares.  The Common Stock to be issued under this Plan will be made available, at the discretion of the Board, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company, including without limitation, shares purchased on the open market.

3.3          Availability of Unused Shares.  Shares of Common Stock subject to and/or underlying any unexercised, unearned or yet-to-be acquired portions of any Award granted under this Plan that expire, terminate or are canceled, and shares of Common Stock issued pursuant to Awards under this Plan that are reacquired by the Company pursuant to the terms under which such shares were issued, will again become available for the grant of further Awards under this Plan.  Notwithstanding the provisions of this Section 3.3, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the IRC or any successor statute thereto.

3.4          Adjustment Provisions.

(a)            If (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed in respect of such shares of Common Stock (or any stock or securities received with respect to such Common Stock), through merger, consolidation, sale or exchange of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off, split-off or other distribution with respect to such shares of Common Stock (or any stock or securities received with respect to such Common Stock), or (ii) the value of the outstanding shares of Common Stock is reduced by reason of an extraordinary dividend payable in cash or property, an appropriate and proportionate adjustment may be made in (1) the maximum number and kind of shares or securities available for issuance under this Plan, (2) the number and kind of shares or other securities that can be granted to any one individual Recipient under his or her Awards, (3) the number and kind of shares or other securities subject to then outstanding Awards under this Plan, and/or (4) the price for each share or other unit of any other securities subject to then outstanding Awards under this Plan.

(b)            No fractional interests will be issued under this Plan resulting from any adjustments, but the Administering Body, in its sole discretion, may make a cash payment in lieu of any fractional shares of Common Stock or other securities issuable as a result of such adjustments.

(c)            Any adjustment pursuant to this Section 3.4 shall be made by the Administering Body, in its discretion, to preserve the benefits or potential benefits intended to be made available under this Plan or with respect to any outstanding Awards or otherwise necessary to reflect any capital change or other event described in Section 3.4(a).  The determination made by the Administering Body with respect to the foregoing shall be final, binding and conclusive upon all persons and entities.

(d)            The grant of Awards pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets or to engage in any other corporate transaction.

(e)            No adjustment to the terms of an Incentive Stock Option shall be made if such adjustment would cause such Incentive Stock Option to lose its status as an incentive stock option under the provisions of the IRC, unless the Administering Body determines otherwise.

3.5          Substitute Awards.  The Administering Body may grant Awards under this Plan in substitution for stock and stock-based awards held by employees of another corporation who become employees of the Company or an Affiliated Entity as a result of a merger, consolidation or other business combination of the employing corporation with the Company or an Affiliated Entity or the acquisition by the Company or an Affiliated Entity of property or stock of the employing corporation.  The Administering Body may direct that the substitute Awards be granted on such terms and conditions as the Administering Body considers appropriate in the circumstances.

4.             ADMINISTRATION OF PLAN

4.1          Administering Body.

(a)            This Plan shall be administered by the Board; provided, however, that if the Board appoints a Stock Plan Committee pursuant to Section 4.1(b) herein, this Plan shall be administered by the Stock Plan Committee, subject to the right of the Board to exercise, at any time and from time to time, any and all of the duties and responsibilities of the Stock Plan Committee as the Administering Body, including, but not limited to, establishing procedures to be followed by the Stock Plan Committee; provided further, however, that the Board shall not exercise any authority regarding matters which under applicable law, rule or regulation, including, without limitation, any exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3) or IRC Section 162(m), are required to be determined in the sole discretion of the Stock Plan Committee.

(b)            (i)            The Board in its sole discretion may from time to time appoint a Stock Plan Committee of not less than two (2) Board members to administer this Plan.  The Board may from time to time increase or decrease (but not below two (2)) the number of members of the Stock Plan Committee, remove from membership on the Stock Plan Committee all or any portion of its members, and/or appoint such person or persons as it desires to fill any vacancy existing on the Stock Plan Committee, whether caused by removal, resignation or otherwise.  The Board may disband the Stock Plan Committee at any time and thereby revest in the Board the administration of this Plan.

(ii)           Notwithstanding the foregoing provisions of Section 4.1(b)(i) to the contrary, upon becoming and so long as the Company remains an Exchange Act Registered Company and if the Company has not, by action of the Board, elected to opt out of the provisions of this Section 4.1(b)(ii), (1) the Board shall appoint the Stock Plan Committee, (2) this Plan shall be administered by the Stock Plan Committee and (3) each member of the Stock Plan Committee shall be a Non-employee Director, and, in addition, if Awards are to be made to persons subject to Section 162(m) of the IRC and such Awards are intended to constitute Performance-Based Compensation, then each member of the Stock Plan Committee shall, in addition to being a Non-employee Director, be an Outside Director.

(iii)         The Stock Plan Committee shall report to the Board the names of Eligible Persons granted Awards, the precise type of Award granted, the number of shares of Common Stock issuable pursuant to such Award, if any, and the terms and conditions of each such Award.

4.2          Authority of Administering Body.

(a)            Subject to the express provisions of this Plan, the Administering Body shall have the power to interpret and construe this Plan and any agreements or other documents defining the rights and obligations of the Company or any Affiliated Entity and such Eligible Persons who have been granted Awards hereunder and thereunder, to determine all questions arising hereunder and thereunder, to adopt and amend such rules and regulations for the administration hereof and thereof as it may deem desirable to correct any errors, supply any omissions and reconcile any inconsistencies in this Plan and/or any Award Agreement or any other instrument relating to any Award, and to otherwise carry out the terms of this Plan and such agreements and other documents.  Such interpretations and constructions by the Administering Body of any provisions of this Plan or of any Award, as well as any other decisions, actions or inactions of the Administering Body relating to this Plan, any Award or any Award Agreement, shall be within the absolute discretion of the Administering Body (subject only to the express terms of this Plan and the Award Agreement and all applicable laws, regulations and rules) shall be final, conclusive and binding upon all persons and entities.

(b)            Subject to the express provisions of this Plan, the Administering Body may from time to time, in its discretion, select the Eligible Persons to whom, and the time or times at which, such Awards shall be granted; the nature of each Award; the number of shares of Common Stock that comprise or underlie each Award; the period for the purchase or exercise of each Award, as applicable, the Performance Criteria applicable to the Award, if any, and such other terms and conditions applicable to each individual Award as the Administering Body shall determine.  Subject to Section 5.16(a), the Administering Body may grant, at any time, new Awards to an Eligible Person who has previously received Awards whether such prior Awards are still outstanding, have previously been canceled, disposed of or exercised as a whole or in part, as applicable, or are canceled in connection with the issuance of new Awards.  The Administering Body may grant Awards singly, in combination or in tandem with other Awards, as it determines in its discretion.  Subject to Section 5.16(a), any and all terms and conditions of the Awards, including, without limitation, the purchase or exercise price, may be established by the Administering Body without regard to existing Awards.

(c)            Any action of the Administering Body with respect to the administration of this Plan shall be taken pursuant to a majority vote of the authorized number of members of the Administering Body or by the unanimous written consent of its members; provided, however, that (i) if the Administering Body is the Stock Plan Committee and consists of two (2) members, then actions of the Administering Body must be unanimous and (ii) if the Administering Body is the Board, actions taken at a meeting of the Board shall be valid if approved by directors constituting a majority of the required quorum for such meeting.

(d)            Except to the extent prohibited by applicable law, including, without limitation, the requirements applicable under IRC Section 162(m) to any Award intended to be Performance-Based Compensation, or the requirements for any Award granted to an officer of the Company or a Director to be covered by any exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3), or the rules of a stock exchange or automated quotation system then listing shares of Common Stock, the Administering Body may, in its discretion, allocate all or any portion of its responsibilities and powers under this Plan to any one or more of its members and/or delegate all or any part of its responsibilities and powers under this Plan to any person or persons selected by it; provided, however, that the Administering Body may not delegate its authority to correct errors, omissions or inconsistencies in this Plan.  Any such authority delegated or allocated by the Administering Body under this Section 4.2(d) shall be exercised in accordance with the terms and conditions of this Plan and any rules, regulations or administrative guidelines that may from time to time be established by the Administering Body, and any such allocation or delegation may be revoked by the Administering Body at any time.

4.3          Eligibility.  Only Eligible Persons shall be eligible to receive Awards under this Plan.

4.4          No Liability.  No member of the Board or the Stock Plan Committee or any designee thereof will be liable for any action or inaction with respect to this Plan or any Award or any transaction arising under this Plan or any Award, except in circumstances constituting bad faith or willful misconduct of such member.

4.5          Amendments.

(a)            The Administering Body may, insofar as permitted by applicable law, rule or regulation, from time to time suspend or discontinue this Plan or revise or amend it in any respect whatsoever, and this Plan as so revised or amended will govern all Awards hereunder, including those granted before such revision or amendment; provided, however, that, except as otherwise provided by this Plan, no such revision or amendment shall materially impair or diminish any rights or obligations under any Award previously granted under this Plan, without the written consent of the Recipient.  Without limiting the generality of the foregoing, the Administering Body is authorized to amend this Plan to comply with or take advantage of amendments to applicable laws, rules or regulations, including amendments to the Securities Act, Exchange Act or the IRC or any rules or regulations promulgated thereunder.  No such revision or amendment of this Plan shall be made without first obtaining approval of the shareholders of the Company to the extent such approval is required by (i) applicable law, rule or regulation, or (ii) the requirements of any stock exchange or automated quotation system then listing the shares of Common Stock or any applicable requirements related to Incentive Stock Options, for exemption from IRC Section 162(m) or the applicable requirements of Rule 16b-3.

(b)            The Administering Body may amend the terms and conditions of an Award previously granted under this Plan, including any Award Agreement, retroactively or prospectively, provided that no such amendment shall materially impair or diminish any rights or obligations of a Recipient under such Award without such Recipient’s written consent.  Without limiting the generality of the foregoing, the Administering Body may, in its discretion, at any time and from time to time after the grant of any Award (i) accelerate or extend the vesting or exercise period, or lapse of restrictions, applicable to any Award in whole or in part, (ii) adjust or reduce the purchase or exercise price, as applicable, of Awards held by such Recipient by cancellation of such Awards and granting of Awards at lower purchase or exercise prices or by modification, extension or renewal of such Awards, and (iii) reduce or otherwise modify the Performance Criteria applicable to any Award.  In the case of Incentive Stock Options, Recipients acknowledge that extensions of the exercise period and other modifications may result in the loss of the favorable tax treatment afforded Incentive Stock Options under Section 422 of the IRC.

4.6          Other Compensation Plans.  The adoption of this Plan shall not affect any other stock option, securities purchase, incentive or other compensation plans in effect for the Company or an Affiliated Entity, and this Plan shall not preclude the Company or an Affiliated Entity from establishing any other forms of incentive or other compensation for Employees, Directors, Consultants or others, whether or not approved by shareholders of the Company.

4.7          Plan Binding on Successors.  This Plan shall be binding upon the successors and assigns of the Company.

4.8          References to Successor Statutes, Regulations and Rules.  Any reference in this Plan to a particular statute, regulation or rule shall also refer to any successor provision of such statute, regulation or rule.

4.9          Issuances for Compensation Purposes Only.  This Plan constitutes an “employee benefit plan” as defined in Rule 405 promulgated under the Securities Act.  Awards to eligible Employees or Directors shall be granted for any lawful consideration, including compensation for services rendered, promissory notes or otherwise.  Awards to eligible Consultants shall be granted only in exchange for bona fide services rendered by such Consultants and such services must not be in connection with the offer and sale of securities in a capital-raising transaction.

4.10        Invalid Provisions.  In the event that any provision of this Plan is found to be invalid, illegal or otherwise unenforceable under any applicable law, such invalidity, illegality or unenforceability shall not be construed as rendering any other provisions contained herein invalid, illegal or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid, illegal and unenforceable provision were not contained herein.

4.11        Governing Law.  This Plan and each Award Agreement shall be governed by and interpreted in accordance with the internal laws of the state of incorporation of the Company, as it may be from time to time, without giving effect to the principles of the conflicts of laws thereof.

5.             GENERAL AWARD PROVISIONS

5.1          Participation in the Plan.

(a)            A person shall be eligible to receive Award grants under this Plan if, at the time of the grant of such Award, such person is an Eligible Person.

(b)            Incentive Stock Options may be granted only to Employees who, at the date of granting of such Incentive Stock Options, are Employees of the Company or a Parent Corporation or a Subsidiary Corporation, and otherwise meet the employment requirements of Section 422 of the IRC, or a similar statute governing Incentive Stock Options.

(c)            Notwithstanding anything to the contrary herein, the Administering Body may, in its discretion, in order to fulfill the purposes of this Plan, modify grants of Awards to Recipients who are foreign nationals or employed outside of the United States to recognize differences in applicable law, tax policy or local custom.

5.2          Award Agreements.

(a)            Each Award granted under this Plan shall be evidenced by an Award Agreement duly executed on behalf of the Company and by the Recipient or, in the Administering Body’s discretion, a confirming memorandum issued by the Company to the Recipient, setting forth such terms and conditions applicable to such Award as the Administering Body may in its discretion determine.  Award Agreements may but need not be identical and shall comply with and be subject to the terms and conditions of this Plan, a copy of which shall be provided to each Recipient and incorporated by reference into each Award Agreement.  Any Award Agreement may contain such other terms, provisions and conditions not inconsistent with this Plan as may be determined by the Administering Body.

(b)            In case of any conflict between this Plan and any Award Agreement, this Plan shall control except as specifically provided in the Award Agreement.

(c)            In case of any conflict between this Plan and any Award Agreement, on the one hand, and any Employment Agreement between a Recipient and either the Company and/or an Affiliated Entity, on the other hand, the terms and conditions of the Employment Agreement with such Recipient shall apply with respect to those items specifically addressed in the Employment Agreement.

(d)            In consideration of the granting of an Award under this Plan and if requested by the Company, the Recipient shall agree, in the Award Agreement, to remain in the employ of (or to consult for or to serve as a Director of, as applicable) the Company or any Affiliated Entity for a period of at least one (1) year (or such shorter period as may be fixed in the Award Agreement or by action of the Administering Body following grant of the Award) after the Award is granted (or, in the case of a Director, until the next annual meeting of shareholders of the Company).

5.3          Exercise of Awards.  No Award granted hereunder shall be issuable or exercisable, except in respect of whole shares, and fractional share interests shall be disregarded.  Not less than 100 shares of Common Stock (or such other amount as is set forth in the applicable Award Agreement) may be purchased or issued at one time upon exercise of a Stock Option, or under any other Award, and Stock Options and other Awards must be exercised, issued or purchased, as applicable, in multiples of 100 shares, unless the number of shares purchased is the total number of shares at the time available under the terms of the Award.  An Award shall be deemed to be claimed or exercised when the Secretary or other official of the Company designated by the Administering Body receives appropriate written notice, on such form acceptable to the Administering Body, from the Recipient, together with payment of the applicable purchase or exercise price made in accordance with the Award Agreement and any amounts required under Section 5.11 of this Plan.  Notwithstanding any other provision of this Plan, the Administering Body may impose, by rule and/or in Award Agreements, such conditions upon the exercise of Awards (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 and Rule 10b-5 under the Exchange Act or any other applicable law, regulation or rule, including, without limitation, any other applicable requirements under the IRC, or the regulations or rules promulgated thereunder.

5.4          Payment for Awards.

(a)            Awards requiring payment of a purchase or exercise price shall be payable upon the exercise or purchase of such Award by delivery of legal tender of the United States or payment of such other consideration as the Administering Body may from time to time deem acceptable in any particular instance, including consideration pursuant to subparagraphs (b) and (c) of this Section 5.4.

(b)            The Company may, in the discretion of the Administering Body, assist any Recipient (including, without limitation, any Employee, Director or Consultant) in the payment of the exercise price or other amounts payable in connection with the receipt or exercise of such Award, by lending such amounts to such person on such terms and at such rates of interest and upon such security (if any) as shall be approved by the Administering Body.

(c)            In the discretion of the Administering Body, and subject to such limitations or conditions as it may prescribe, if permitted by applicable law, (i) payments for purchase or exercise of Awards may be by matured capital stock of the Company (i.e., capital stock owned longer than six (6) months by the person delivering such capital stock (or by such person and his or her spouse jointly) delivered in transfer to the Company by or on behalf of the person exercising or purchasing the Award and duly endorsed in blank or accompanied by stock powers duly endorsed in blank, with signatures guaranteed in accordance with the Exchange Act if required by the Administering Body (valued at Fair Market Value as of the exercise or purchase date), or such other consideration as the Administering Body may from time to time in the exercise of its discretion deem acceptable in any particular instance; (ii) the Administering Body may allow the exercise of Stock Options in a broker-assisted or similar transaction in which the exercise price is not received by the Company until promptly after exercise, (iii) the Administering Body may allow the exercise of Stock Options pursuant to a cashless exercise program implemented by the Company in connection with this Plan; and/or (iv) the Administering Body may allow the Company to loan the applicable purchase or exercise price to the Recipient, if the purchase or exercise will be followed by a prompt sale of some or all of the underlying shares and a portion of the sale proceeds is dedicated to full payment of the purchase or exercise price and amounts required pursuant to Section 5.11 of this Plan.

5.5           No Employment or Other Continuing Rights.  Nothing contained in this Plan (or in any Award Agreement or in any other agreement or document related to this Plan or to Awards granted hereunder) shall confer upon (a) any Eligible Person or Recipient any right to continue in the employ (or other business relationship) of the Company or any Affiliated Entity or constitute any contract or agreement of employment or business relationship, or interfere in any way with the right of the Company or any Affiliated Entity to reduce such person’s compensation or other benefits or to terminate the employment or business relationship of such Eligible Person or Recipient, with or without cause; or (b) any Recipient any right to exercise or claim his or her Award otherwise than in accordance with the express terms and conditions of his or her Award Agreement and this Plan.  Except as expressly provided in this Plan or in any Award Agreement pursuant to this Plan, the Company and any Affiliated Entity, as applicable, shall have the right to deal with each Recipient in the same manner as if this Plan and any such Award Agreement did not exist, including, without limitation, with respect to all matters related to the hiring, retention, discharge, compensation and conditions of the employment or business relationship of the Recipient.  Any questions as to whether and when there has been a termination of a Recipient’s employment or business relationship, the reason (if any) for such termination, and/or the consequences thereof under the terms of this Plan or any statement evidencing the grant of Awards pursuant to this Plan shall be determined by the Administering Body, and the Administering Body’s determination thereof shall be final, conclusive and binding upon all persons and entities.

5.6          Restrictions Under Applicable Laws and Regulations.

(a)            All Awards granted under this Plan shall be subject to the requirement that, if at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the shares subject to any such Award granted under this Plan upon any securities exchange or under any federal, state or foreign law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Awards or the issuance, if any, or purchase of shares in connection therewith, such Awards may not be granted or exercised as a whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Administering Body.  During the term of this Plan, the Company will use reasonable efforts to seek to obtain from the appropriate regulatory agencies any requisite qualifications, consents, approvals or authorizations in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of this Plan.  The inability of the Company to obtain from any such regulatory agency having jurisdiction thereof the qualifications, consents, approvals or authorizations deemed by the Company to be necessary for the lawful issuance and sale of any shares of its Common Stock hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such stock as to which such requisite qualification, consent, approval or authorization shall not have been obtained.

(b)            The Company shall be under no obligation to register or qualify the issuance of Awards or underlying shares of Common Stock under the Securities Act or applicable state securities laws.  Unless the shares of Common Stock applicable to any such Award have been registered under the Securities Act and qualified or registered under applicable state securities laws, the Company shall be under no obligation to issue any shares of Common Stock covered by any Award unless the Award and underlying shares of Common Stock, as applicable, may be issued pursuant to applicable exemptions from such registration or qualification requirements.  In connection with any such exempt issuance, the Administering Body may require the Recipient to provide a written representation and undertaking to the Company, satisfactory in form and scope to the Administering Body and upon which the Company may reasonably rely, that such Recipient is acquiring such shares of Common Stock for his or her own account, as an investment and not with a view to, or for sale in connection with, the distribution of any such shares of Common Stock, and that such person will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act and other applicable law, and that if shares of Common Stock are issued under this Plan without such registration, a legend to this effect (together with any other legends deemed appropriate by the Administering Body) may be endorsed upon the certificates evidencing the shares of Common Stock so issued.  The Administering Body may also order its transfer agent to stop transfers of such shares.  The Administering Body may also require the Recipient to provide the Company such information and other documents as the Administering Body may request in order to satisfy the Administering Body as to the investment sophistication and experience of the Recipient and as to any other conditions for compliance with any such exemptions from registration or qualification.

5.7          Additional Conditions.  The grant and/or exercise of an Award and the issuance of shares in connection with the exercise of an Award may also be conditioned upon or subject to such other provisions (whether or not applicable to any other Award or Eligible Person) as the Administering Body, in its sole discretion, determines appropriate, in accordance with this Plan and the Award Agreement, including, without limitation, (a) provisions to assist the Recipient in financing the purchase of Common Stock issuable as a result of such Award, (b) provisions for the forfeiture of or restrictions on resale or other disposition of shares of Common Stock acquired under any Award, (c) provisions giving the Company the right to repurchase shares of Common Stock acquired under any Award in the event the Recipient elects to dispose of such shares, (d) provisions to comply with federal and state securities laws and federal, state or foreign income or employment tax withholding requirements, (e) provisions conditioned upon the declaration of effectiveness by the SEC of a registration statement relating to a primary offering of the Common Stock, filed by the Company with the SEC under the Securities Act, (f) provisions conditioned upon the satisfaction of withholding tax or other withholding liabilities, (g) provisions conditioned upon the listing, registration or qualification of any to-be-issued shares upon any securities exchange, any NASDAQ or other trading or quotation system or under any state or federal law, (h) provisions conditioned upon the consent or approval of any regulatory body, (i) provisions conditioned upon the execution of a lock-up agreement with one or more prospective underwriters or (j) provisions conditioned upon the execution of a buy-sell or shareholders agreement with other shareholders of the Company.  The Administering Body shall, in its sole discretion, determine whether any one or more of these conditions is necessary or desirable to be satisfied in connection with the exercise of an Award or the delivery or purchase of shares pursuant to the exercise of an Award.  If the Administering Body determines that any one or more of the foregoing conditions must be satisfied, the exercise of an Award shall not be effective unless and until such condition shall have been satisfied free of any conditions not acceptable to the Administering Body in its sole discretion.

5.8          No Privileges of Stock Ownership. Except as otherwise set forth herein, a Recipient shall have no rights as a shareholder with respect to any shares issuable or issued in connection with an Award until the date of the exercise of the Stock Option, or issuance or purchase of shares in accordance with the Award Agreement and this Plan, as the case may be, and the receipt by the Company of all amounts payable in connection with the purchase, issuance or exercise, as applicable, of the Award, the satisfaction or waiver of all applicable performance goals and performance by the Recipient of all conditions and obligations applicable to the Award, in accordance with this Plan and the applicable Award Agreement.  Status as an Eligible Person shall not be construed as a commitment that any Award will be granted under this Plan to an Eligible Person or to Eligible Persons generally.  No person shall have any right, title or interest in any fund or in any specific asset (including shares of capital stock) of the Company by reason of any Award granted hereunder.  Neither this Plan (nor any documents related hereto) nor any action taken pursuant hereto (or thereto) shall be construed to create a trust of any kind or a fiduciary relationship between the Company and any Person.  To the extent that any Person acquires any right with respect to Awards hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

5.9          Transferability of Awards.

(a)            Except as otherwise provided by this Section 5.9 or by the Administering Body, no Award under this Plan may be sold, pledged, assigned, transferred, encumbered, alienated, hypothecated or otherwise disposed of (whether voluntarily or involuntarily or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy)) in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administering Body, pursuant to a DRO, unless and until such Award has been exercised, if applicable, and the shares of Common Stock underlying such Award have been issued, and all restrictions applicable to such shares have lapsed, and no Award or interest or right therein shall be liable for the debts, contracts, liabilities or contractual obligations of the Recipient thereof.  Any attempted disposition of an Award or any interest therein shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

(b)            Except as otherwise provided by the Administering Body, during the lifetime of a Recipient, only he or his court appointed guardian may exercise an Award (or any portion thereof) granted to him under this Plan, unless it has been transferred in accordance with paragraph (c) of this Section 5.9 or, with the consent of the Administering Body, pursuant to a DRO.  After the death of a Recipient, any exercisable or vested but unpaid portion of an Award may, prior to the time when such portion becomes unexercisable or is terminated or expires under this Plan or the applicable Award Agreement, be exercised by or paid to the beneficiary most recently named by such Recipient in a written designation thereof filed with the Company, to the extent permitted by the Recipient’s Award Agreement, or, in the absence of a validly designated beneficiary, his or her personal representative or by any person empowered to do so under the deceased Recipient’s will or under the then applicable laws of descent and distribution.  In the event any Award is to be exercised by, or paid to, the executors, administrators, heirs or distributees of the estate of a deceased Recipient, or such Recipient’s beneficiary, or an incapacitated Recipient’s guardian, or the transferee of such Award, in any case pursuant to the terms and conditions of this Plan and the applicable Award Agreement, and in accordance with such terms and conditions as may be specified from time to time by the Administering Body, the Company shall be under no obligation to issue shares of Common Stock or make any payment under such Award unless and until the Administering Body is satisfied that the person or persons exercising or to receive payment under such Award is the duly appointed legal representative of the deceased Recipient’s estate or the proper legatee or distributees thereof.

(c)            The Administering Body may, in its discretion, permit the transfer of an Award to, exercise of an Award by, or payment of an Award to, a person other than the Recipient who received the grant of such Award in accordance with and/or under the Award Agreement and such terms and conditions as the Administering Body may specify from time to time.

(d)            Notwithstanding the foregoing, no Stock Option owned by a Recipient subject to Section 16 of the Exchange Act may be assigned or transferred in any manner inconsistent with Rule 16b-3, and Incentive Stock Options (or other Stock Options subject to transfer restrictions under the IRC) may not be assigned or transferred if such assignment or transfer would cause such an Incentive Stock Option to fail to qualify under Section 422 of the IRC (or any comparable or successor provision) or the regulations thereunder.

5.10        Information to Recipients.

(a)            The Administering Body in its sole discretion shall determine what, if any, financial and other information shall be provided to Recipients and when such financial and other information shall be provided after giving consideration to applicable federal, state and foreign laws, rules and regulations, including, without limitation, applicable federal, state and foreign securities laws, rules and regulations.

(b)            The furnishing of financial and other information that is confidential to the Company shall be subject to the Recipient’s agreement that the Recipient shall maintain the confidentiality of such financial and other information, shall not disclose such information to third parties, and shall not use the information for any purpose other than evaluating an investment in the Company’s securities under this Plan.  The Administering Body may impose other restrictions on the access to and use of such confidential information and may require a Recipient to acknowledge the Recipient’s obligations under this Section 5.10(b) (which acknowledgment shall not be a condition to the Recipient’s obligations under this Section 5.10(b)).

5.11        Withholding Taxes.  Whenever the granting, vesting, exercise or payment of any Award granted under this Plan, or the transfer of any shares issued upon exercise of any Award, gives rise to tax or tax withholding liabilities or obligations, the Administering Body shall have the right, as a condition to the issuance of any shares of Common Stock under, or other payment of, such Award, to require the Recipient to remit to the Company an amount sufficient to satisfy such federal, state, local and foreign tax requirements, and the Company or any Affiliated Entity shall, to the extent permitted by applicable law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Recipient.  The Administering Body may, in the exercise of its discretion, permit a Recipient to satisfy such tax withholding requirements by (a) delivery to the Company of Common Stock owned by such Recipient (or by such Recipient and his or her spouse jointly) or (b) electing withholding by the Company of a portion of the Common Stock otherwise issuable in connection with such Recipient’s Award (provided, however, that the amount of any Common Stock so withheld shall not exceed the amount necessary to satisfy required federal, state, local and foreign withholding obligations using the minimum statutory rate), to the extent permitted by applicable law and pursuant to procedures approved by the Administering Body.

5.12        Legends on Common Stock Certificates. Each certificate representing shares acquired as a result of any Award granted hereunder shall be endorsed with all legends, if any, required by applicable federal and state securities or other laws or agreements or the Administering Body to be placed on the certificate.  The determination of which legends, if any, shall be placed upon such certificates shall be made by the Administering Body in its sole discretion and such decision shall be final and binding.

5.13        Effect of Termination of Employment on Awards - Employees Only.

(a)            Termination for Just Cause Dismissal.  Subject to Section 5.13(c), and except as otherwise provided in a written agreement (including, without limitation, any Award Agreement) between the Company and/or an Affiliated Entity and the Recipient, which may be entered into at any time before or after termination of employment of the Recipient, in the event of a Just Cause Dismissal of an Employee Recipient from employment with the Company or any Affiliated Entity, all of the Recipient’s unvested Awards shall be terminated and become void, and all of the Recipient’s unexercised Awards (whether or not vested) shall be forfeited, expire and become void, as of the date of such Just Cause Dismissal.

(b)          Termination Other than for Just Cause Dismissal.  Subject to Section 5.13(c), and except as otherwise provided in a written agreement (including, without limitation, any Award Agreement) between the Company and/or an Affiliated Entity and the Recipient, which may be entered into at any time before or after termination of employment, in the event of an Employee Recipient’s termination of employment with the Company or any Affiliated Entity for:

(i)             any reason other than for Just Cause Dismissal, death, Permanent Disability or Retirement, the Recipient’s unvested and/or unexercised Awards, whether or not vested, shall expire and become void as of the earlier of (A) the date such Awards would have expired in accordance with their terms had the Recipient remained employed and (B) three (3) months after the date of such termination; or

(ii)            death, Permanent Disability or Retirement, the Recipient’s unvested and/or unexercised, whether or not vested, Awards shall expire and become void as of the earlier of (A) the date such Awards would have expired in accordance with their terms had the Recipient remained employed and (B) one (1) year after the date of such termination; provided, however, that the one-year period provided in (B) shall be three (3) months for Incentive Stock Options following termination of employment for Retirement.

(c)          Alteration of Vesting and Exercise Periods.  Notwithstanding anything to the contrary in Section 5.13(a) or Section 5.13(b), the Administering Body may in its discretion designate shorter or longer periods to claim or otherwise exercise Awards following a Recipient’s termination of employment with the Company or any Affiliated Entity; provided, however, that any shorter periods determined by the Administering Body shall be effective only if provided for in the Award Agreement that evidences the Recipient’s Award or if such shorter period is agreed to in writing between the Recipient and the Company.  Notwithstanding anything to the contrary herein, Awards shall be claimed, paid or exercisable by a Recipient following such Recipient’s termination of employment with the Company or any Affiliated Entity only to the extent that installments thereof had become exercisable or on or prior to the date of such termination; and provided further that the Administering Body may, in its discretion, elect to accelerate the vesting or exercisability of, or lapse of restrictions applicable to, all or any portion of any Awards that had not become vested or exercisable on or prior to the date of such termination, in the event of a termination of employment due to the Recipient’s death or Permanent Disability, or, except with respect to any Award intended to qualify as Performance-Based Compensation, in the event of Retirement or otherwise.  Furthermore, at any time prior to a Recipient’s termination of employment with the Company or any Affiliated Entity, the Administering Body may, in its discretion, accelerate the vesting or exercisability, or waive or, subject to the other provisions of this Plan, amend any and all of the goals, restrictions or conditions imposed under any Award; provided, however, no such acceleration, waiver or amendment shall cause any Award otherwise intended to qualify as Performance-Based Compensation to fail to so qualify.

5.14        Effect of Termination of Business Relationship on Awards - Non-Employees Only.

(a)          Termination of Business Relationship.  Subject to Section 5.14(b), and except as otherwise provided in a written agreement between the Company and/or an Affiliated Entity and the Recipient, which may be entered into at any time before or after termination of the business relationship with the Recipient, in the event of the termination of any non-Employee

Recipient’s business relationship with the Company or any Affiliated Entity (including any such Recipient who is a Director, but not also an Employee), all of the Recipient’s unvested Awards shall be terminated and become void, and all of the Recipient’s unexercised Awards (whether or not vested) shall be forfeited, expire and become void as of the earlier of (i) the date such Awards would expire in accordance with their terms had the Recipient remained in the business relationship with the Company or such Affiliated Entity and (ii)(A) one (1) year after such termination as a result of death or Permanent Disability and (B) three (3) months after such termination for any other reason.

(b)          Alteration of Vesting and Exercise Periods.  Notwithstanding anything to the contrary in Section 5.14(a), the Administering Body may, in its discretion, designate shorter or longer periods to claim or otherwise exercise Awards following a non-Employee Recipient’s termination of business relationship with the Company or any Affiliated Entity; provided, however, that any shorter periods determined by the Administering Body shall be effective only if provided for in the Award Agreement that evidences the Recipient’s Award or if such shorter period is agreed to in writing by the Recipient.  Notwithstanding anything to the contrary herein, Awards shall be claimed, paid or exercisable by a Recipient following such Recipient’s termination of business relationship with the Company or any Affiliated Entity only to the extent that the installments thereof had become exercisable or vested on or prior to the date of such termination; and provided further that the Administering Body may, in its discretion, elect to accelerate the vesting or exercisability of, or lapse of restrictions applicable to, all or any portion of any Awards that had not become vested or exercisable on or prior to the date of such termination. Furthermore, at any time prior to a Recipient’s termination of business relationship with the Company or any Affiliated Entity, the Administering Body may, in its discretion, accelerate the vesting or exercisability, or waive or, subject to the other provisions of this Plan, amend any and all of the goals, restrictions or conditions imposed under any Award.

5.15        Transfer; Leave of Absence.  For purposes of this Plan, the transfer by a Recipient to the employment or business relationship of (i) the Company from an Affiliated Entity, (ii) from the Company to an Affiliated Entity or (iii) from one Affiliated Entity to another Affiliated Entity (including, with respect to Consultants, the assignment between the Company and an Affiliated Entity or between two Affiliated Entities, as applicable, of an agreement pursuant to which such services are rendered) or, with respect solely to Employees, an approved leave of absence for military service, sickness, or for any other purpose approved by the Company, shall not be deemed a termination of employment or business relationship of such Recipient, as the case may be; provided, however, that a change in status of a Recipient from an Employee to a Consultant, or to a Director who is not an Employee, shall be considered a termination of such Recipient’s employment with the Company or an Affiliated Entity for purposes of this Plan and such Recipient’s Awards, except to the extent that the Administering Body determines, in its discretion, otherwise with respect to any Award that is not an Incentive Stock Option.  In no event, however, shall an Award be exercisable after the date such Award would expire in accordance with its terms had the Recipient remained continuously employed or engaged in the service of the Company or an Affiliated Entity.  Whether a Recipient’s employment or service with the Company or any Affiliated Entity has terminated, and, if so, whether such termination constituted Just Cause Dismissal, shall be determined by the Administering Body, in its good faith discretion, in accordance with this Plan, and any such determination shall be final, binding and conclusive upon all persons and entities.

5.16        Limits on Awards to Certain Eligible Persons.

(a)          Limitations Applicable to IRC Section 162(m) Participants.  Notwithstanding any other provision of this Plan, in order for the compensation attributable to Awards hereunder to qualify as Performance-Based Compensation, no one Eligible Person shall be granted any one or more Awards with respect to more than five million (5,000,000) shares of Common Stock in any one calendar year.  The limitation set forth in this Section 5.16(a) shall be subject to adjustment as provided in Section 3.4 or Section 4.5(b)  and Article 7, but only to the extent such adjustment would not affect the status of compensation attributable to Awards hereunder as Performance-Based Compensation. To the extent required by Section 162(m) of the IRC, shares of Common Stock subject to Awards which are canceled shall continue to be counted against such limitation and if, after the grant of an Award, the price of shares subject to such Award is reduced and the transaction is treated as a cancellation of the Award and a grant of a new Award, both the Award deemed to be canceled and the Award deemed to be granted shall be counted against such limitation.

(b)            Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of this Plan, this Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, this Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

5.17        Performance-Based Compensation.  If the amount of compensation an Eligible Person may receive under any Award is not based solely on an increase in the value of Common Stock after the date of grant, the Administering Body, in order to qualify such Awards as Performance-Based Compensation, may condition the payment, granting, vesting or exercisability or purchase price of such Awards on the attainment of one or more pre-established, objective performance goals that are determined over a measurement period or periods established by the Administering Body and relate to one or more Performance Criteria.  The Administering Body shall establish and administer any such performance goals.  Payment of compensation in respect of any such Award shall not be made unless and until the Administering Body certifies in writing that the applicable Performance Criteria, performance goals and any other material terms of such Award were in fact satisfied, except as otherwise provided by the Administering Body in accordance with this Plan and the applicable Award Agreement in the event of termination of a Recipient’s employment or service with the Company or an Affiliated Entity due to death or Disability or in the event of a Change in Control.

6.             STOCK OPTIONS

6.1          Nature of Stock Options.  Subject to the limitations provided otherwise herein, Stock Options may be Incentive Stock Options or Non-qualified Stock Options. Each Award Agreement relating to a Stock Option shall state whether such Option will be treated as an Incentive Stock Option or a Non-qualified Stock Option.

6.2          Option Exercise Price.  The exercise price for each Stock Option shall be determined by the Administering Body as of the date such Stock Option is granted and shall be stated in the Award Agreement.  The exercise price of each Incentive Stock Option shall be no less than the Fair Market Value of the Common Stock subject to the Option on the date such option is granted; provided, however, that the Administering Body may, in its discretion, with the consent of the Recipient in the case of an Incentive Stock Option, amend the terms of any Stock Option not intended to qualify as Performance-Based Compensation to provide that the exercise price of the shares remaining subject to the Stock Option shall be reestablished at a price not less than 100% of the Fair Market Value of the Common Stock on the effective date of the amendment.

6.3          Option Period and Vesting.  Stock Options granted hereunder shall vest and may be exercised as determined by the Administering Body and stated in the Award Agreement, except that exercise of such Stock Options after termination of the Recipient’s employment or business relationship shall be subject to Section 5.13 or 5.14, as the case may be.  Each Stock Option granted hereunder and all rights or obligations thereunder shall expire on such date as shall be determined by the Administering Body, but not later than ten (10) years after the date the Stock Option is granted and shall be subject to earlier termination as provided herein or in the Award Agreement.  The Administering Body may, in its discretion at any time and from time to time after the grant of a Stock Option, accelerate vesting of such Stock Option as a whole or in part by increasing the number of shares then purchasable, provided that the total number of shares subject to such Stock Option may not be increased.  Except as otherwise provided herein, a Stock Option shall become exercisable, as a whole or in part, on the date or dates, or upon satisfaction of such conditions, specified by the Administering Body and thereafter shall remain exercisable until the expiration or earlier termination of the Stock Option.

6.4          Special Provisions Regarding Incentive Stock Options.

(a)            Notwithstanding anything in this Article 6 to the contrary, the exercise price and vesting Period of any Stock Option intended to qualify as an Incentive Stock Option shall comply with the provisions of Section 422 of the IRC and the regulations thereunder.  As of the Effective Date, such provisions require, among other matters, that (i) the exercise price must not be less than the Fair Market Value of the underlying stock as of the date the Incentive Stock Option is granted, and not less than 110% of the Fair Market Value as of such date in the case of a grant to a Significant Shareholder; and (ii) that the Incentive Stock Option not be exercisable after the expiration of five (5) years from the date of grant in the case of an Incentive Stock Option granted to a Significant Shareholder.

(b)            The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more Incentive Stock Options granted to any Recipient under this Plan (or any other option plan of the Company or an Affiliated Entity) may for the first time become exercisable as “incentive stock options” under the IRC during any one calendar year shall not exceed $100,000.

(c)            Any Options granted as Incentive Stock Options pursuant to this Plan that for any reason fail or cease to qualify as such shall be treated as Non-qualified Stock Options.

6.5          Reload Options.  At the discretion of the Administering Body, Stock Options granted pursuant to this Plan may include a “reload” feature pursuant to which a Recipient exercising a Stock Option by the delivery of a number of shares of matured capital stock in accordance with Section 5.4(c) hereof and the Award Agreement would automatically be granted an additional Stock Option (with an exercise price equal to the Fair Market Value of the Common Stock on the date the additional Stock Option is granted and with the same expiration date as the original Stock Option being exercised, and with such other terms as the Administering Body may provide) to purchase that number of shares of Common Stock equal to the number delivered to exercise the original Stock Option.

6.6          Restrictions.  The Administering Body, in its sole and absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of a Stock Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Recipient shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the IRC) such Option to such Recipient or (ii) one year after the transfer of such shares to such Recipient.

7.             REORGANIZATIONS

7.1          Corporate Transactions Not Involving a Change in Control.  If the Company shall consummate any Reorganization not involving a Change in Control in which holders of shares of Common Stock are entitled to receive in respect of such shares any securities, cash or other consideration (including without limitation a different number of shares of Common Stock), each Award outstanding under this Plan shall thereafter be claimed or exercisable, in accordance with this Plan, only for the kind and amount of securities, cash and/or other consideration receivable upon such Reorganization by a holder of the same number of shares of Common Stock as are subject to that Award immediately prior to such Reorganization, and any adjustments will be made to the terms of the Award, and the underlying Award Agreement, in the sole discretion of the Administering Body as it may deem appropriate to give effect to the Reorganization.

7.2          Corporate Transactions Involving a Change in Control.  As of the effective time and date of any Change in Control, this Plan and any then outstanding Awards (whether or not vested) shall automatically terminate unless (a) provision is made in writing in connection with such transaction for the continuance of this Plan and for the assumption of such Awards, or for the substitution for such Awards of new grants covering the securities of a successor entity or other party to the transaction resulting in such Change in Control or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and exercise prices, in which event this Plan and such outstanding Awards shall continue or be replaced, as the case may be, in the manner and under the terms provided by the Administering Body and/or in any written agreement relating to such Change in Control transaction; or (b) the Board otherwise has provided or shall provide in writing for such adjustments as it deems appropriate in the terms and conditions of the then-outstanding Awards (whether or not vested), including without limitation (i) accelerating the vesting or exercisability of outstanding Awards and/or (ii) providing for the cancellation of Awards and their automatic conversion into the right to receive the securities, cash and/or other consideration that a holder of the shares underlying such Awards would have been entitled to receive upon consummation of such Change in Control had such shares been issued and outstanding immediately prior to the effective date and time of the Change in Control (net of the appropriate option exercise prices).  If, pursuant to the foregoing provisions of this Section 7.2, this Plan and any outstanding Awards granted hereunder shall terminate by reason of the occurrence of a Change in Control without provision for any of the actions described in clause (a) or (b) hereof, then any Recipient holding outstanding Awards shall have the right, at such time immediately prior to the consummation of the Change in Control as the Administering Body shall designate, to convert, claim or exercise, as applicable, the Recipient’s Awards to the full extent not theretofore converted, claimed or exercised, including any installments which have not yet become vested or exercisable.

8.             DEFINITIONS

Capitalized terms used in this Plan and not otherwise defined shall have the meanings set forth below:

“Administering Body” means the Board as long as no Stock Plan Committee has been appointed and is in effect and shall mean the Stock Plan Committee as long as the Stock Plan Committee is appointed and in effect.

“Affiliated Entity” means any (i) any corporation or limited liability company, other than the Company, in an unbroken chain of corporations or limited liability companies ending with the Company if each corporation or limited liability company owns stock or membership interests (as applicable) possessing more than fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations or limited liability companies in such chain; (ii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is more than fifty percent (50%) controlled (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or another Affiliated Entity; or (iii) any other entity, approved by the Administering Body as an Affiliated Entity under the Plan, in which the Company or any other Affiliated Entity has a material equity interest.

“Award” or “Awards,” except where referring to a particular category or grant under this Plan, shall include Incentive Stock Options and Non-qualified Stock Options.

“Award Agreement” means the agreement or confirming memorandum setting forth the terms and conditions of the Award.

“Board” means the Board of Directors of the Company.

“Change in Control” means the following and shall be deemed to occur if any of the following events specified in clauses (a), (b), (c) or (d) occur:

(a)            Any Person becomes, after the Effective Date, the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities; or

(b)            During any period of two (2) consecutive years, individuals, who at the beginning of such period, constitute the Board and any new Director of the Company (other than a Director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (c) or (d) of this definition) whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds (2/3rds) of the Directors of the Company then still in office who either were Directors of the Company at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

(c)            A merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities or a merger or consolidation primarily effected to change the Company’s jurisdiction of incorporation shall not constitute a Change in Control, and provided further a merger or consolidation in which the Company is the surviving entity (other than as a wholly owned subsidiary of another entity) and in which the Board of Directors of the Company or the successor to the Company after giving effect to the merger or consolidation, is comprised of a majority of members who are either (x) Directors of the Company immediately preceding the merger or consolidation, or (y) appointed to the Board of Directors by the Company (or the Board) as an integral part of such merger or consolidation, shall not constitute a Change in Control; or

(d)            Approval by the shareholders of the Company or any order by a court of competent jurisdiction of a plan of liquidation of the Company, or the sale or disposition by the Company of all or substantially all of the Company’s assets other than (i) the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale; or (ii) pursuant to a dividend in kind or spin-off type transaction, directly or indirectly, of such assets to the shareholders of the Company;

(e)            Notwithstanding the foregoing, a Change in Control of the type described in clauses (b), (c) or (d) above shall be deemed to be completed on the date it occurs, and a Change in Control of the type described in clause (a) above shall be deemed to be completed as of the date the entity or group attaining fifty percent (50%) or greater ownership has elected its representatives to the Board of Directors and/or caused its nominees to become officers of the Company with the authority to terminate or alter the terms of any Employee’s employment.

“Common Stock” means the common stock of the Company, $.001 par value per share, as constituted on the Effective Date, and as thereafter adjusted as a result of any one or more events requiring adjustment of outstanding Awards under Section 3.4 above or any other provision of this Plan.

“Company” means Rim Semiconductor Company, a Utah corporation, and its successors.

“Consultant” means any consultant or advisor if:

(a)            the consultant or advisor renders bona fide services to the Company or any Affiliated Entity;

(b)            the services rendered by the consultant or advisor are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and

(c)            the consultant or advisor is a natural person who has contracted directly with the Company or an Affiliated Entity to render such services.

“Director” means any person serving on the Board of the Company or the Board of Directors of an Affiliated Entity irrespective of whether such person is also an Employee of the Company or an Affiliated Entity.

“DRO” means a domestic relations order as defined by the IRC or Title I of ERISA or the rules thereunder.

“Effective Date” means November 8, 2006, which is the date this Plan was adopted by the Board.

“Eligible Person” shall include key Employees, Directors and Consultants of the Company or of any Affiliated Entity.

“Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the IRC) of the Company or any Affiliated Entity.

“Employment Agreement” means any agreement between the Company and an Employee concerning the terms of the employment.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Act Registered Company” means that the Company has any class of any equity security registered pursuant to Section 12 of the Exchange Act.

“Expiration Date” means the tenth anniversary of the Effective Date.

“Fair Market Value” of a share of the Company’s capital stock as of a particular date shall be: (a) if the stock is listed on an established stock exchange or exchanges (including for this purpose, the NASDAQ National Market), the closing sale price of the stock quoted for such date as reported in the transactions index of each such exchange, as published in The Wall Street Journal and determined by the Administering Body, or, if no sale price was quoted in any such index for such date, then as of the next preceding date on which such a sale price was quoted; or (b) if the stock is not then listed on an exchange or the NASDAQ National Market, the average of the closing bid and asked prices per share for the stock in the over-the-counter market as quoted on the NASDAQ Small Cap Market on such date, or if not so quoted, on the OTC Bulletin Board on such date; or (c) if the stock is not then listed on an exchange or quoted in the over-the-counter market or the OTC Bulletin Board, an amount determined in good faith by the Administering Body; provided, however, that (i) when appropriate, the Administering Body, in determining Fair Market Value of capital stock of the Company, may take into account such other factors as it may deem appropriate under the circumstances and (ii) if the stock is traded on the NASDAQ Small Cap Market and both sales prices and bid and asked prices are quoted or available, the Administering Body may elect to determine Fair Market Value under either clause (a) or (b) above.  Notwithstanding the foregoing, the Fair Market Value of capital stock for purposes of grants of Incentive Stock Options shall be determined in compliance with applicable provisions of the IRC.

“Incentive Stock Option” means a Stock Option that qualifies as an incentive stock option under Section 422 of the IRC, or any successor statute thereto.

“IRC” means the Internal Revenue Code of 1986, as amended.

“Just Cause Dismissal” shall mean a termination of a Recipient’s employment for any of the following reasons:  (a) the Recipient violates any reasonable rule or regulation of the Board, the Company’s Chief Executive Officer or the Recipient’s superiors that results in material damage to the Company or an Affiliated Entity or which, after written notice to do so, the Recipient fails to correct within a reasonable time; (b) any willful misconduct or gross negligence by the Recipient in the material responsibilities assigned to the Recipient; (c) any willful failure to perform the Recipient’s job as required to meet the objectives of the Company and/or an Affiliated Entity; (d) any wrongful conduct of a Recipient that has a material adverse impact on the Company or an Affiliated Entity or which constitutes a misappropriation of assets of the Company or an Affiliated Entity; (e) the Recipient’s performing services for any other person or entity that competes with the Company and/or an Affiliated Entity while the Recipient is employed by the Company or an Affiliated Entity, without the express written approval of the Chief Executive Officer of the Company or an Affiliated Entity, as applicable; or (f) any other conduct that the Administering Body determines constitutes just cause for dismissal; provided, however, that if a Recipient is party to an Employment Agreement with the Company and/or an Affiliated Entity providing for just cause dismissal (or some comparable notion) of such Recipient from his or her employment with the Company or an Affiliated Entity, “Just Cause Dismissal” for purposes of this Plan shall have the same meaning as ascribed thereto or to such comparable notion in such Employment Agreement.

“Non-Employee Director” means any director of the Company who qualifies as a “non-employee director” within the meaning of Rule 16b-3.

“Non-qualified Stock Option” means a Stock Option that is not an Incentive Stock Option.

“Outside Director” means an “outside director” as defined in the regulations adopted under Section 162(m) of the IRC.

“Parent Corporation” means any parent corporation of the Company as defined in Section 424(e) of the IRC.

“Performance-Based Compensation” means performance-based compensation as described in Section 162(m)4(C) of the IRC.

“Performance Criteria” means the following business criteria with respect to the Company, any Affiliated Entity or any division or operating unit of any thereof: (a) income or net income, (b) pre-tax income, (c) operating income or net operating income, (d) cash flow, (e) earnings per share (including earnings before interest, taxes and amortization), (f) return on equity, (g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations, (j) appreciation in the fair market value of Common Stock, (k) earnings before any one or more of the following items: interest, taxes, depreciation or amortization, (1) book value of Common Stock, (m) total shareholder return, (n) return on capital, (o) return on assets or net assets, or (p) operating margin.

“Permanent Disability” means that the Recipient becomes physically or mentally incapacitated or disabled so that the Recipient is unable to perform substantially the same services as the Recipient performed prior to incurring such incapacity or disability (the Administering Body, at its option and the Company’s expense, may retain a physician to confirm the existence of such incapacity or disability, and the determination of such physician shall be binding upon the Company and the Recipient), and such incapacity or disability continues for a period of three consecutive months or six months in any 12-month period or such other period(s) as may be determined by the Administering Body with respect to any Award, provided that for purposes of determining the period during which an Incentive Stock Option may be exercised pursuant to Section 5.13(b)(ii) hereof, Permanent Disability shall mean “permanent and total disability” as defined in Section 22(e) of the IRC.

“Person” means any person, entity or group, within the meaning of Section 13(d) or 14(d) of the Exchange Act, but excluding (a) the Company, its Affiliated Entities, (b) any employee stock ownership or other employee benefit plan maintained by the Company that is qualified under ERISA, (c) any trustee or other fiduciary holding securities under any employee benefit plan of the Company or an Affiliated Entity, (d) any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company, or (e) any entity holding non-participating shares of an entity which is a shareholder of the Company or which owns or controls, directly or indirectly, a shareholder of the Company becomes the “beneficial owner” (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities.

“Plan” means this 2006 Stock Incentive Plan of the Company.

“Plan Term” means the period during which this Plan remains in effect (commencing on the Effective Date and ending on the Expiration Date).

“Recipient” means an Eligible Person who has received an Award or Awards under this Plan or any person who is recognized under the Plan as the successor in interest to such Eligible Person with respect to such Eligible Person’s Award.

“Reorganization” means any merger, consolidation, business combination, other reorganization or other similar transaction.

“Retirement” means normal retirement from employment with the Company or an Affiliated Entity in accordance with the retirement policies of the Company or any such Affiliated Entity then in effect as determined by the Administering Body.

“Rule 16b-3” means Rule 16b-3 under the Exchange Act or any successor or similar rule under the Exchange Act, as the same may be amended from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Significant Shareholder” is an individual who, at the time an Award is granted to such individual under this Plan, owns more than ten percent (10%) of the combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation  (after application of the attribution rules set forth in Section 424(d) of the IRC).

“Stock Option” or “Option” means a right to purchase stock of the Company granted under Article 6 of this Plan to an Eligible Person.

“Stock Plan Committee” means the committee appointed by the Board to administer this Plan pursuant to Section 4.1.

“Subsidiary Corporation” means any subsidiary corporation of the Company as defined in Section 424(f) of the IRC.

RIM SEMICONDUCTOR COMPANY

PROXY SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF THE COMPANY
FOR THE
ANNUAL MEETING OF SHAREHOLDERS
May 2, 2007

The undersigned hereby constitutes and appoints Brad Ketch and Ray Willenberg, Jr. with full power of substitution, attorney and proxy to represent and to vote all the shares of common stock, par value $.001 per share, of Rim Semiconductor Company (the “Company”) that the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, at the Annual Meeting of Shareholders of the Company to be held on May 2, 2007, and at any adjournment thereof, on the matters set forth on the reverse side and such other matters as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted: (i) FOR the election as directors of the nominees of the Board of Directors; (ii) FOR the ratification of the appointment of Marcum & Kliegman, LLP as the independent registered public accounting firm of the Company for the year ending October 31, 2007; (iii) FOR the approval of the Company’s 2003 Consultant Stock Plan; (iv) FOR the approval of the Company’s 2006 Stock Incentive Plan; and (v) in the discretion of the Proxies named in the proxy card on any other proposals to properly come before the Annual Meeting or any adjournment thereof.

RIM SEMICONDUCTOR COMPANY 305 NE 102ND AVE. SUITE 105 PORTLAND, OR 97220

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Rim Semiconductor Company, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:				RIMSE1		KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

RIM SEMICONDUCTOR COMPANY

Vote on Directors
			For	Withhold	For All	To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominee’s name on the line below.
			All	All	Except

ITEM 1.		ELECTION OF DIRECTORS

Nominees:	Brad Ketch	Jack L. Peckham
	Ray WIllenberg, Jr.	“David” Boon Tiong Tan	☐	☐	☐
Thomas J. Cooper

Vote on Proposals
						For	Against	Abstain

ITEM 2.	RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM					☐	☐	☐

ITEM 3.	APPROVAL OF THE COMPANY’S 2003 CONSULTANT STOCK PLAN					☐	☐	☐

ITEM 4.	APPROVAL OF THE COMPANY’S 2006 STOCK INCENTIVE PLAN					☐	☐	☐

In their discretion, upon any other business that may properly come before the meeting or any adjournment thereof.

(When signing as attorney, trustee, executor, administrator, guardian, corporate officer, etc., please give full title. If more than one trustee, all should sign. Joint owners must each sign.)

Please date and sign exactly as name appears to the right.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)			Date